UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.     )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LogicMark, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2801 Diode Lane
Louisville, KY 40299
(502) 442-7911

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders to Be Held on February 28, 2023

The Notice of Special Meeting and Proxy Statement
are available at:
https://investors.logicmark.com/financial-information/sec-filings

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2023

To the Stockholders of LogicMark, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (“Special Meeting”) of LogicMark, Inc., a Delaware corporation (the “Company”), will be held on February 28, 2023 at 1:00 p.m. (Eastern Time) at the offices of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019. Notwithstanding the foregoing or anything to the contrary contained herein, due to ongoing public health concerns regarding the COVID-19 pandemic and for the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). The Special Meeting is being held for the following purposes:

1.	To consider and vote on a proposal to ratify selection of the Company’s board of directors (the “Board”) of BPM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022 (“Proposal No. 1”);

2.	To consider and vote on a proposal to adopt the Company’s 2023 Stock Incentive Plan (the “2023 Plan”) (“Proposal No. 2”);

3.	To consider and vote on the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation Merger”) (“Proposal No. 3”);

4.	To authorize the Board to amend the Company’s certificate of incorporation, as amended, or articles of incorporation, as then in effect (the “Charter”), to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), by a ratio in the range of one-for-five to one-for-twenty (“Proposal No. 4”);

5.	To authorize the Board to amend the Charter by amending the Company’s Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock, as amended (if applicable), and then in effect (the “Series C Preferred Certificate of Designations”) to (i) effect a reverse stock split of all of the Company’s outstanding shares of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), by the same ratio that the Board selects for the reverse stock split of our Common Stock described in Proposal No. 4 (the “Series C Preferred Reverse Stock Split”) and (ii) proportionally increase the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Preferred Reverse Stock Split (collectively, “Proposal No. 5”); and

6.	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of Common Stock, Series C Preferred Stock, and the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), at the close of business on January 25, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Our Board of Directors recommends that you vote “FOR” each of the proposals.

All stockholders who are record or beneficial owners of shares of Common Stock, the one record holder of shares of Series C Preferred Stock and the one record holder of shares of Series F Preferred Stock on the Record Date are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock that you own. Only record or beneficial owners of the Common Stock, Series C Preferred Stock and/or Series F Preferred Stock as of the Record Date may attend the Special Meeting in person. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock. It will help in our preparations for the Special Meeting if you would check the box on the form of proxy if you plan on attending the Special Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock on the Record Date will be disregarded.

Louisville, Kentucky	By Order of the Board of Directors,

January 31, 2023	/s/ Chia-Lin Simmons
Chia-Lin Simmons
Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

Exchange of Stock Certificates	36
Book-Entry	37
Interests of Directors and Executive Officers	37
Vote Required and Recommendation	37

AUTHORIZATION OF THE BOARD TO AMEND THE CHARTER BY AMENDING THE SERIES C PREFERRED CERTIFICATE OF DESIGNATIONS TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF SERIES C PREFERRED STOCK AND INCREASE THE STATED VALUE OF THE SERIES C PREFERRED STOCK (Proposal No. 5)	38
Summary	38
Implementation of the Series C Preferred Reverse Stock Split	39
Increase in the Stated Value of the Series C Preferred Stock	39
Principal Effects of the Series C Preferred Reverse Stock Split and Increase in the Stated Value of the Series C Preferred Stock	40
Fractional Shares	41
No Dissenters’ Rights	41
Certain United States Federal Income Tax Consequences	41
Exchange of Stock Certificates	41
Interests of Directors and Executive Officers	41
Vote Required and Recommendation	41

EXPENSES AND SOLICITATION	42
OTHER BUSINESS	42
ADDITIONAL INFORMATION	42
APPENDIX A – ADDITIONAL INFORMATION REGARDING CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	A-1
APPENDIX B – FORM OF THE 2023 PLAN	B-1
APPENDIX C – FORM OF AGREEMENT AND PLAN OF MERGER	C-1
APPENDIX D – FORM OF ARTICLES OF INCORPORATION OF LGMK-NV	D-1
APPENDIX E – FORM OF CERTIFICATE OF DESIGNATIONS OF SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK OF LGMK-NV	E-1
APPENDIX F – FORM OF CERTIFICATE OF DESIGNATION OF SERIES F CONVERTIBLE PREFERRED STOCK OF LGMK-NV	F-1
APPENDIX G – FORM OF BY-LAWS OF LGMK-NV	G-1
APPENDIX H1 – FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION	H1-1
APPENDIX H2 – FORM OF CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION	H2-1
APPENDIX I1 – FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK (DE)	I1-1
APPENDIX I2 – FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK (NV)	I2-1

ii

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), LogicMark, Inc., a Delaware corporation, is referred to as “LogicMark,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Special Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held at 1:00 p.m. (Eastern Time) on February 28, 2023 at the offices of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019, and at any adjournment thereof. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), your shares of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and/or your shares of Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about February 1, 2023.

Only stockholders of record of our shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock as of the close of business on January 25, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 20,424,365 shares of Common Stock were issued and outstanding, 200 shares of Series C Preferred Stock were issued and outstanding held by one (1) record holder and 173,333 shares of Series F Preferred Stock were issued and outstanding held by one (1) record holder. Holders of shares of Common Stock and the holder of the shares of Series C Preferred Stock are entitled to one (1) vote per share for each share of Common Stock and one (1) vote per share of Series C Preferred Stock held by them, as applicable. The holder of shares of Series F Preferred Stock will be entitled to vote on an as-converted to Common Stock basis with respect to 66,505 votes for shares of Series F Preferred Stock held by such holder (for further information, please see the section below titled “Security Ownership Of Certain Beneficial Owners And Management”). Stockholders may vote in person or by proxy; however, granting a proxy does not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Special Meeting and voting in person.

Chia-Lin Simmons is named as attorney-in-fact in the proxy. Ms. Simmons is our Chief Executive Officer and will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Special Meeting.

The stockholders will consider and vote upon (i) a proposal to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2022 (“Proposal No. 1”); (ii) a proposal to adopt the Company’s 2023 Stock Incentive Plan (the “2023 Plan”) (“Proposal No. 2”); (iii) a proposal to approve the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation Merger”) (“Proposal No. 3”); (iv) a proposal to authorize the Board to amend the Company’s certificate of incorporation, as amended, or the articles of incorporation, as then in effect (the “Charter”), to effect a reverse stock split of all of the outstanding shares of Common Stock by a ratio in the range of one-for-five to one-for-twenty (the “Common Stock Reverse Stock Split”, and such proposal, “Proposal No. 4”); and (v) a proposal to authorize the Board to amend the Charter by amending the Company’s Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock, as amended (if applicable), and then in effect (the “Series C Preferred Certificate of Designations”) to (a) effect a reverse stock split of all of the Company’s outstanding shares of Series C Preferred Stock by the same ratio that the Board selects for the reverse stock split of our Common Stock described in Proposal No. 4 (the “Series C Preferred Reverse Stock Split”) and (b) proportionally increase the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Preferred Reverse Stock Split (collectively, “Proposal No. 5”). Stockholders also will consider and act upon such other business as may properly come before the Special Meeting.

Voting Procedures and Vote Required

Ms. Simmons will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting. The presence, in person or by proxy, of at least one-third (1/3) of the issued and outstanding shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, in the aggregate, entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 1). Our by-laws (the “By-laws”) provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), By-laws or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2022.

Vote Required for the Adoption of the 2023 Plan (Proposal No. 2). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, By-laws or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to adopt the 2023 Plan.

Vote Required for the Approval of the Reincorporation Merger (Proposal No. 3). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, By-laws or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reincorporation Merger.

Vote Required for Authorization of the Board to Amend the Charter to Effect a Reverse Stock Split of All Outstanding Shares of Common Stock by a Ratio in the Range of One-for-Five to One-for-Twenty (Proposal No. 4). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, By-laws or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the Common Stock Reverse Stock Split.

Vote Required for Authorization of the Board to Amend the Charter by Amending the Series C Preferred Certificate of Designations to (i) Effect a Reverse Stock Split of All Outstanding Shares of Series C Preferred Stock by the same ratio that the Board selects for the Reverse Stock Split of Our Common Stock Described in Proposal No. 4 and (ii) Proportionally Increase the Stated Value of the Series C Preferred Stock to Reflect the Ratio Selected for the Series C Preferred Reverse Stock Split (collectively, Proposal No. 5). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Additionally, pursuant to the provisions of the Series C Preferred Certificate of Designations and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”), as long as the Series C Preferred Reverse Stock Split is implemented at the same ratio as the Common Stock Reverse Stock Split described in Proposal No. 4 and is conditioned upon our implementing the Common Stock Reverse Stock Split, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the Series C Preferred Reverse Stock Split.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a plurality of the votes cast” and such shares that constitute broker non-votes are not considered entitled to vote; however, broker non-votes are counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a majority of shares outstanding and entitled to vote on the matter,” and such shares that constitute broker non-votes are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum.

The votes on each of Proposals No. 2 and No. 3 are considered “non-routine” and the votes on each of Proposals No. 1, No. 4 and No. 5 are considered “routine”.

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum and are counted as a vote against a proposal where the voting standard for such approval calls for the approval of “a majority of shares outstanding and entitled to vote on the matter”, which is the voting standard for all of the proposals.

Votes at the Special Meeting will be tabulated by one or more inspectors of election.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Special Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one set of Special Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Special Meeting materials to a stockholder at a shared address to which a single copy of the Special Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Special Meeting materials to the Company at Corporate Secretary, 2801 Diode Lane, Louisville, KY 40299, telephone: (502) 442-7911, email: legal@logicmark.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 25, 2023, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding voting securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock within sixty (60) days of January 25, 2023. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock, Series C Preferred Stock and Series F Preferred Stock held by each holder or group of holders named above, any shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock that such holder or holders has the right to acquire within sixty (60) days of January 25, 2023 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The presentation of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock on the following table reflects the Company’s reverse stock splits of its Common Stock and Series C Preferred Stock that were effected on October 15, 2021. The inclusion herein of any shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o LogicMark, Inc., 2801 Diode Lane, Louisville, KY 40299.

	Shares Beneficially Owned
	Common Stock		Series C Preferred Stock		Series F Preferred Stock		% Total Voting
Name of Beneficial Owner	Shares	% (1)	Shares	%	Shares	%	Power(2)
Non-Director or Officer 5% Stockholders:
Anson Investments Master Fund LP(3)	2,155,864	9.99%	—	—	—	—	9.99%

Alpha Capital Anstalt(4)	2,120,954	9.99%	—	—	173,333	100%	9.99%

Giesecke & Devrient Mobile Security America, Inc.(5)	—	—	200	100%	—	—	*

Directors and Executive Officers:

Chia-Lin Simmons, Chief Executive Officer and Director(6)	470,705	2.30%	—	—	—	—	2.30%

Mark Archer, Chief Financial Officer(7)	129,384	*	—	—	—	—	*

Robert A. Curtis, Pharm.D. Director(8)	62,903	*	—	—	—	—	*

Sherice R. Torres, Director(9)	26,931	*	—	—	—	—	*

John Pettitt, Director(10)	26,931	*	—	—	—	—	*

Barbara Gutierrez, Director(11)	22,385	*	—	—	—	—	*

Directors and Executive Officers as a Group (7 persons)	739,239	3.60%	—	—	—	—	3.59%

*	Less than 1%

(1)	Based on 20,424,365 shares of Common Stock issued and outstanding as of January 25, 2023. Shares of Common Stock issuable pursuant to options, preferred stock or warrants currently exercisable or exercisable within sixty (60) days are considered outstanding for purposes of computing the percentage beneficial ownership of the holder of such options, preferred stock or warrants; they are not considered outstanding for purposes of computing the percentage of any other stockholder.

(2)	Percentage of total voting power represents voting power with respect to all shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock. The holders of our Common Stock and Series C Preferred Stock are entitled to one vote per share. The holders of our Series F Preferred Stock vote on as as-converted to Common Stock basis.

(3)	Beneficial ownership includes (i) 1,000,000 shares of Common Stock, (ii) 20,182 shares of common stock issuable upon exercise of such holder’s warrants, which are subject to 4.99% beneficial ownership limitations, and 1,135,682 shares of common stock issuable upon exercise of such holder’s warrants, which are subject to 9.99% beneficial ownership limitations, which warrants provide that a holder of such warrants will not have the right to exercise any portion thereof if the holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the Common Stock outstanding, provided that upon at least 61 days’ prior notice to us, the holder may increase or decrease such limitation up to a maximum of 9.99% of the shares of Common Stock outstanding. Beneficial ownership excludes an aggregate of 2,085,115 shares of Common Stock issuable upon exercise of such holder’s warrants as a result of the triggering of such applicable beneficial ownership limitations. Anson Advisors Inc. (“AAI”) and Anson Funds Management LP (“AFM”, and together with AAI, “Anson”) are the co-investment advisers of Anson Investments Master Fund LP (“AIMF”). Anson holds voting and dispositive power over the securities held by AIMF. Bruce Winson is the managing member of Anson Management GP LLC, which is the general partner of AFM. Moez Kassam and Amin Nathoo are directors of AAI. Mr. Winson, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these securities except to the extent of their pecuniary interest therein. The principal business address of the AIMF is Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

(4)

Beneficial ownership includes an aggregate of 1,314,541 shares of Common Stock and an aggregate of 806,413 shares of Common Stock issuable in any combination upon exercise of all such holder’s warrants which provide that a holder of such warrants will not have the right to exercise or convert, as applicable any portion thereof if the holder, together with its affiliates, would beneficially own in excess of 9.99% of the Common Stock outstanding, provided that upon at least 61 days’ prior notice to us, the holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of Common Stock outstanding. Beneficial ownership excludes an aggregate of 1,294,836 shares of Common Stock issuable upon the exercise of such holder’s warrants as a result of the triggering of such 9.99% beneficial ownership limitations, and beneficial ownership also excludes an aggregate of 348,644 shares of Common Stock issuable upon exercise of warrants held by such holder and an aggregate of 115,556 shares of Common Stock issuable upon conversion of such holder’s 173,333 shares of Series F Preferred Stock, each of which provide that a holder of such warrants or shares of Series F Preferred Stock, respectively, will not have the right to exercise any portion thereof if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the Common Stock outstanding, provided that upon at least 61 days’ prior notice to us, the holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of Common Stock outstanding. Konrad Ackermann has voting and investment control over the securities held by Capital Anstalt. The principal business address of Alpha Capital Anstalt is Altenbach 8 -9490 Vaduz, Principality Of Liechtenstein.

(5)	Giesecke & Devrient Mobile Security America, Inc. (“G&D”) is the sole holder of our Series C Preferred Stock and thus has 100% of the voting power of our outstanding shares of Series C Preferred Stock, which have the same voting rights as our shares of Common Stock (one vote per share). The address for G&D is 45925 Horseshoe Drive, Dulles, VA 20166.

(6)	Represents (i) 266,560 shares of restricted stock granted outside the 2013 Long Term Incentive Plan (“2013 LTIP”) and the 2017 Stock Incentive Plan (“2017 SIP”), which vest over a period of 48 months, with one quarter on the anniversary of the grant and 1/36 each subsequent month until all shares have vested, so long as Ms. Simmons remains in the service of the Company and (ii) 204,145 shares of restricted stock granted under the 2013 LTIP, which shares vest over a period of three (3) years commencing on January 3, 2022, with 34,045 shares to vest on July 3, 2022, and thereafter, 17,010 shares to vest on the first day of each subsequent quarter until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for each such quarter.

(7)	Represents shares of restricted stock granted outside the 2013 LTIP and the 2017 SIP, which vest over a period of 48 months, with one quarter on the anniversary of the grant and 1/36 each subsequent month until all shares have vested, so long as Mr. Archer remains in the service of the Company. In addition, FLG Partners, LLC (“FLG Partners”), of which Mr. Archer is a partner, was granted 6,810 restricted shares of Common Stock. This grant will vest one quarter on July 15, 2022, with subsequent vesting at 6.25% for each three-month period thereafter. Mr. Archer disclaims beneficial ownership of such shares of Common Stock granted to FLG Partners.

(8)	Includes stock options exercisable for 44,433 shares of Common Stock at the exercise price of $2.47 per share.

(9)	Includes stock options exercisable for 26,931 shares of Common Stock at a weighted average exercise price of $1.11 per share.

(10)	Includes stock options exercisable for 26,931 shares of Common Stock at a weighted average exercise price of $1.11 per share.

(11)	Includes stock options exercisable for 22,385 shares of Common Stock at a weighted average exercise price of $0.89 per share.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 1)

The audit committee of the Board (the “Audit Committee”) is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. In 2022, as part of the Company’s focus on scalability and productivity, the Audit Committee undertook a detailed process to review independent registered public accounting firms in order to select a firm that would be the best fit for the Company and its stockholders. As a result of this process and following careful deliberation, as of June 17, 2022, the Audit Committee determined that it will no longer engage Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm and in connection therewith, has determined to engage BPM LLP to serve in this role. For additional information regarding our change in independent registered public accounting firms, see Appendix A to this Proxy Statement.

The Selection Process and Outcome

The Audit Committee conducted a competitive process to select a new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The Audit Committee invited several independent registered public accounting firms to participate in this process, evaluated the proposals submitted by the responding firms and considered several factors, including audit quality, technology, benefits of tenure versus fresh perspective, potential transition risks, auditor independence and the appropriateness of fees relative to audit quality and efficiency.

Following a review of such proposals, the Audit Committee selected, and the Board approved, the appointment of BPM LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The Audit Committee and the Board consider the selection of BPM LLP to be in the best interests of the Company and its stockholders. Although stockholder approval is not required for appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022, we are requesting that our stockholders ratify such appointment and approve Proposal No. 2 because we believe it is a matter of good corporate practice. If this Proposal No. 2 is not approved by the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock, voting on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter, the Audit Committee will reconsider whether to retain BPM LLP for the fiscal year ending December 31, 2022. Even if the selection is ratified by our stockholders, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

BPM LLP has no interest, financial or otherwise, in our Company. We do not currently expect a representative of BPM LLP to physically attend the Special Meeting, however, it is anticipated that a BPM LLP representative will be available to participate in the Special Meeting via telephone in the event such representative wishes to make a statement, or in order to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee retained Marcum to audit the Company’s consolidated financial statements and the effectiveness of internal controls as of and for the year ended December 31, 2021. For additional information concerning the Audit Committee and its activities with Marcum, see “Audit Committee Report” contained in the Definitive Proxy Statement that the Company filed with the SEC on June 30, 2022 for the Company’s Annual Meeting of Stockholders held on August 25, 2022, and “Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant” below.

The following table presents applicable fees for professional services rendered by Marcum on our behalf for the fiscal years ended December 31, 2021 and 2020, respectively.

	For the Year Ended December 31,
	2021	2020
Audit fees(1)	$277,218	$165,000
Audit-related fees(2)	$67,800	—
Tax fees	—	—
All other fees	—	—
Total fees	$345,018	$165,000

(1)	Audit fees were for professional services rendered for the review of our financial statements for the three quarters and the audit for the years ended December 31, 2021 and 2020.

(2)	Audit-related fees were for professional services rendered for registration statement filings on Forms S-1 and S-3 and comfort letter for the year ended December 31, 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairperson of the Audit Committee has been delegated the authority by such committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairperson of our Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, By-laws or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2022. If this ratification is not approved by the requisite vote of the stockholders, in person or by proxy, and voting on the matter, the Board will reconsider its selection of an independent registered public accounting firm.

At the Special Meeting a vote will be taken on a proposal to ratify the selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2022.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE SELECTION OF BPM LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

ADOPTION OF THE 2023 PLAN

(Proposal No. 2)

Overview

The Company is seeking stockholder approval of the Company’s 2023 Stock Incentive Plan (the “2023 Plan”). The 2023 Plan was adopted by the Board on December 22, 2022, subject to stockholder approval at the Special Meeting.

The purpose of the 2023 Plan is to promote the interests of the Company by providing eligible persons in our employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to continue in such employ or service. The Company believes that the 2023 Plan will allow it to continue to attract able directors, employees, consultants and independent contractors and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. We intend for the 2023 Plan to immediately replace the 2013 LTIP and 2017 SIP as the stock incentive plan that we use to provide additional compensation to eligible participants (each, a “Participant”).

If the Company’s stockholders approve the 2023 Plan at the Special Meeting or any adjournment thereof, it will no longer be subject to termination twelve months after board adoption. The Board believes that the failure to ratify and approve the 2023 Plan will limit the Company’s ability to offer benefits to its employees, directors and consultants, which would adversely affect the Company’s future hiring and operating plans. In addition, if the Company’s stockholders approve the 2023 Plan at the Special Meeting or any adjournment thereof, the 2017 SIP will terminate, effective at the adoption of the 2023 Plan. If this Proposal No.2 is not approved, the 2017 SIP will continue to be in force and effect until termination on August 24, 2027 unless the 2017 SIP is terminated by exhaustion of the shares available for issuance thereunder in accordance with the terms of the 2017 SIP.

Description of the 2023 Plan

The following paragraphs provide a summary of the principal features of the 2023 Plan and its operation. The following summary is qualified in its entirety by reference to the form of 2023 Plan as set forth in Appendix B to this Proxy Statement. Capitalized terms used herein are defined in the 2023 Plan unless otherwise indicated.

Administration

The 2023 Plan will be administered by the Plan Administrator. The Plan Administrator will have full power and authority, subject to the terms of the 2023 Plan, to establish rules and regulations as it may deem appropriate for the proper administration of the 2023 Plan, and to make such determinations under, and issue such interpretations of, the 2023 Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Under certain circumstances, the Plan Administrator may accelerate the exercise date of outstanding options.

The Plan Administrator will have full authority to determine, (i) with respect to the grants of options, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares of Common Stock to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option (each as defined in the 2023 Plan), the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to issuances of shares of restricted stock, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. The Plan Administrator will also have the power to delegate authority to corporate officers of the Company to make grants to non-Named Executive Officers, on a quarterly basis, subject to post-grant ratification.

Number of Shares of Common Stock Subject to the 2023 Plan and Award Limits

The shares of Common Stock issuable under the 2023 Plan shall be shares of authorized but unissued or reacquired Common Stock. The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the 2023 Plan pursuant to option grants or direct stock issuances will be limited to 15% of the outstanding shares of Common Stock, which calculation shall be made on the first (1st) trading day of each new fiscal quarter of the Company. Notwithstanding the foregoing, an aggregate of 600,000 shares shall be available for issuance for the grant of incentive stock options (“ISOs”), as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), which number of shares shall reduce the number of shares of Common Stock otherwise available for grant under the Plan.

Shares of Common Stock subject to outstanding options will be available for subsequent issuance under the 2023 Plan to the extent: (i) the options expire or terminate for any reason prior to exercise in full; or (ii) the options are cancelled and new options regranted in substitution therefor covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date, with the consent of the affected option holders.

The limitations described above may be adjusted upon a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend on Common Stock, or other increase or reduction in the number of shares of Common Stock outstanding without receipt of consideration by the Company.

Eligibility

Individuals eligible to participate in the 2023 Plan are as follows:

1.	employees,

2.	non-employee members of the Board or any non-employee members of the board of directors of any parent or subsidiary (if applicable), and

3.	consultants and other independent contractors who provide services to us (or any parent or subsidiary).

The selection of those eligible individuals who will receive shares of Common Stock or options to purchase shares of Common Stock is within the discretion of the Plan Administrator.

As of January 25, 2023, approximately 16 employees, 6 non-employee members of the Board and 10 consultants and other independent contractors who provide services to us were eligible to participate in the 2023 Plan.

Term of 2023 Plan

The 2023 Plan becomes effective as of the date on which the Board adopted the 2023 Plan, which was December 22, 2022, and it shall terminate upon the earliest of: (i) the tenth (10th) anniversary of such date; (ii) the failure of the stockholders of the Company to approve the 2023 Plan within twelve (12) months of such date. If such approval of the 2023 Plan by the stockholders is not obtained, then all options previously granted under the 2023 Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the 2023 Plan.

Types of Awards

The 2023 Plan provides the Plan Administrator with the ability to grant of options to purchase shares of Common Stock and for the issuance of restricted shares of Common Stock. Options granted may be ISOs and Non-Statutory Options which do not qualify as ISOs.

Options

Exercise Price and Vesting. The exercise price for each option granted to a Participant under the 2023 Plan will be determined by the Plan Administrator on the date of grant. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee under the 2023 Plan may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of $100,000. To the extent the employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as ISOs shall be applied on the basis of the order in which such options are granted. Notwithstanding the terms governing the vesting of options, as determined by the Plan Administrator, options may not be subject to a vesting schedule whereby they vest less than 20% per year, and the initial tranche may not vest later than one (1) year after the issuance date of such options. Such limitation will not apply to any shares of restricted stock issued to officers of the Company, non-employee Board members, or independent contractors. Notwithstanding the terms governing the vesting of each optionee’s grant determined by the Plan Administrator and set forth in the documents evidencing such grant, no option shall have a term in excess of ten (10) years measured from the option grant date. Additionally, no ISO granted to a Participant possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a term in excess of five (5) years measured from the option grant date.

Method of Exercise. Options will be exercisable in such manner as determined by the Plan Administrator, and the holder shall only exercise such options upon payment in cash or check for an amount equal to the option’s exercise price, and, so long as the Common Stock remains registered under Section 12 of the Exchange Act, the holder may also pay such exercise price (x) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date or (y) to the extent the option is exercised for vested shares of Common Stock, through delivery of an undertaking to a Company-designated broker, by the immediate sale of such shares and the remittance to the Company the proceeds from such sale to pay the exercise price of such option and any required tax withholding, with a concurrent notice to the Company to deliver the certificates for such shares directly to such broker, or to the Company’s transfer agent to be maintained electronically or in book entry form.

Transferability. In general, options are not transferable by the optionee except by will or by the laws of descent and distribution, and, during the lifetime of the optionee, options may be exercised only by the optionee. However, the 2023 Plan permits the transfer of Non-Statutory Options to certain family members in connection with an estate plan or a domestic relations order.

Withholding. The Company’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the 2023 Plan or upon the issuance or vesting of any shares issued under the 2023 Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

Change in Control Transactions. Subject to explicit approval by the Board or if explicitly provided for in any grant or award documents, shares of Common Stock issuable upon exercise of an outstanding option under the 2023 Plan at the time of a Change in Control may, by contract, subject to certain exceptions, automatically vest in full so that each such option will, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Change in Control, all outstanding options will terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof). “Change in Control” means either of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company; provided that the occurrence of recapitalization event in accordance with the terms of the 2023 Plan shall not be deemed to be a Change in Control unless it occurs in connection with (i) or (ii) above.

Voting. Optionees shall not have any stockholder rights with respect to the shares of Common Stock subject to any option held until such optionee has exercised such option, paid the exercise price, and become the recordholder of the purchased shares of Common Stock.

Termination of Employment. Subject to the discretion of the Plan Administrator to determine otherwise, if the optionee ceases to remain in service to the Company for any reason other than death, Disability or Material Misconduct, then the optionee will have a period of three (3) months following the date of such cessation of service to exercise each outstanding option held by such optionee. If the optionee’s service to the Company is terminated by Disability, then the optionee will have a period of twelve (12) months following the date of such cessation of service to exercise each outstanding option held by such optionee. If the optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the optionee’s will or the laws of inheritance or the optionee’s designated beneficiary or beneficiaries of that option will have a 12-month period following the date of the optionee’s death to exercise such option. If the optionee’s service is terminated for Material Misconduct or if optionee otherwise engages in Material Misconduct while holding one or more outstanding options under the 2023 Plan, then all those options will terminate immediately and cease to remain outstanding at the time of cessation of such optionee’s service.

Shares of Restricted Stock

Purchase Price. The purchase price per share of restricted stock issued to a Participant under the 2023 Plan will be determined by the Plan Administrator pursuant to the terms of the applicable award agreement entered into with the Participant.

Consideration. Shares of Common Stock may be issued under the 2023 Plan in consideration for the following, which the Plan Administrator may deem appropriate in each individual instance: (a) cash or check made payable to the Company; or (b) past services rendered to the Company (or any Parent or Subsidiary).

Vesting. Notwithstanding the terms governing the vesting of the shares of restricted stock, as determined by the Plan Administrator, such shares may not be subject to a vesting schedule whereby such shares vest less than 20% per year, and the initial tranche may not vest later than one (1) year after the issuance date of such shares. Such limitation will not apply to any shares of restricted stock issued to officers of the Company, non-employee Board members, or independent contractors.

Voting. Participants will have full stockholder rights with respect to shares of restricted stock issued to the Participant under the 2023 Plan, whether or not the Participant’s interest in such shares is vested. Accordingly, the Participant will have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Termination of Employment. Subject to the discretion of the Plan Administrator, upon termination of employment or failure to meet specified objectives with respect to one or more unvested shares of restricted stock, any unvested shares of restricted stock issued under the 2023 Plan will be immediately surrendered to the Company for cancellation, and the Participant will have no further stockholder rights with respect to such shares. To the extent that any surrendered shares were previously issued to the Participant for consideration paid in cash, the Company will repay to the Participant the cash consideration paid, or if less, the then-Fair Market Value of such surrendered shares.

Amendments

The Board may from time to time amend the 2023 Plan; however, any change that would adversely affect the rights and obligations with respect to options or unvested stock issuances held by a Participant at the time outstanding under the 2023 Plan will require such Participant’s consent. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

Options may be granted and shares of restricted stock may be issued in excess of the number of shares of Common Stock then available for issuance under the 2023 Plan, provided any excess shares issued or subject to options granted will be held in escrow until stockholder approval of an amendment increasing the number of shares of Common Stock available for issuance under the 2023 Plan sufficient to cover such excess amount is obtained. If such stockholder approval is not obtained within twelve (12) months after the date on which the first such excess grants or issuances are made, then any unexercised options granted on the basis of such excess shares will terminate and cease to be outstanding and the Company will promptly refund to Participants the exercise or purchase price paid for any excess shares issued under the 2023 Plan and held in escrow, together with interest (at the applicable federal “short term rate”) for the period during which the shares were held in escrow, and such shares will thereupon be automatically cancelled and cease to be outstanding.

Federal Income Tax Aspects of the 2023 Plan

The following discussion summarizes certain material U.S. federal income tax consequences to the Company and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2023 Plan. The discussion is based upon the provisions of the Code and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. This summary reflects generally contemplated consequences and does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Non-Statutory Options. The grant of a Non-Statutory Option generally will not be a taxable event. The optionee generally will recognize ordinary compensation income upon exercise of the Non-Statutory Option, and be subject to income and FICA (Social Security, Medicare and Additional Medicare) tax withholding, if applicable, in an amount equal to the excess of the Fair Market Value of the shares of Common Stock received at the time of exercise (including shares underlying options that are withheld by us to satisfy tax withholding obligations) over the exercise price of the Non-Statutory Option, and , subject to Section 162(m) of the Code, we will be allowed a deduction in this amount.

Upon disposition of the shares of Common Stock received upon exercise of an option, the optionee will recognize long-term or short-term capital gain or loss, depending upon the length of time the optionee held such shares. The amount of long-term or short-term capital gain or loss recognized by the optionee upon disposition of such shares will be an amount equal to the difference between the amount realized on the disposition and the optionee’s basis in such shares (which basis is ordinarily the Fair Market Value of such shares on the date on which such option was exercised).

Special tax rules may apply if an optionee uses previously owned shares to pay the exercise price of an option.

Incentive Stock Options. Neither the grant nor the exercise of an ISO generally will be a taxable event, except that the alternative minimum tax may apply at the time of exercise. The optionee will recognize long-term capital gain or loss on a disposition of shares of Common Stock acquired upon exercise of an ISO provided the optionee does not dispose of such shares within two (2) years from the date on which the ISO was granted and within one (1) year after such shares were transferred to the optionee. For purposes of determining such gain or loss, the optionee’s basis in such shares generally will be the exercise price of such ISO. If the optionee satisfies both of the holding periods described above, then we will not be allowed a deduction by reason of the exercise of the ISO.

If the optionee disposes of the shares of Common Stock acquired upon exercise before satisfying the holding period requirements discussed above (a “disqualifying disposition”), such optionee’s gain recognized on the disqualifying disposition will be taxed as ordinary income generally to the extent of the difference between the Fair Market Value of the shares of Common Stock on the date of exercise and exercise price of such ISO, and, subject to Section 162(m) of the Code, we will be entitled to a deduction in this amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the recipient held such shares.

Restricted Shares. The recipient of a restricted stock award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to such restricted shares of Common Stock subject to the award lapses, the holder will realize ordinary compensation income and be subject to income and FICA (Social Security, Medicare and Additional Medicare) tax withholding, if applicable, in an amount equal to the Fair Market Value of such shares at such time, and, subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder and be subject to income and FICA (Social Security, Medicare and Additional Medicare) tax withholding, if applicable, when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a restricted stock award may elect under Section 83(b) of the Code to be taxed and be subject to income and FICA (Social Security, Medicare and Additional Medicare) tax withholding, if applicable, at the time of grant of such restricted stock award based on the Fair Market Value of the shares of Common Stock on the date of grant, in which case (a) subject to Section 162(m) of the Code, we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than thirty (30) days after the grant of the restricted stock award and is irrevocable. If this election is made and the Company later repurchases the shares pursuant to repurchase rights constituting a substantial risk of forfeiture, the recipient will generally not be entitled to claim a loss (or obtain a refund of taxes paid) as a result of the election. Rather, the recipient will be entitled to a capital loss only to the extent that the repurchase price is less than the price the recipient may have paid for the shares.

Additional Federal Tax

The recipient may be required to pay a 3.8% Medicare tax with respect to net investment income, including dividends on and gains from the sale or other disposition of Common Shares, to the extent that total adjusted income exceeds applicable thresholds.

Tax Treatment to the Company

Compensation income recognized by the recipient is deductible by the Company, subject to the limitation on the deduction of executive compensation under Section 162(m) of the Internal Revenue Code in the case of certain executives.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, By-laws or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the adoption of the 2023 Plan.

At the Special Meeting a vote will be taken on a proposal to approve the adoption of the 2023 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF
THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2023 PLAN.

APPROVAL OF THE REINCORPORATION MERGER

(Proposal No. 3)

Overview

Our Board has unanimously approved the reincorporation of the Company in Nevada pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), a form of which is attached as Appendix C to this Proxy Statement, entered into by and between LogicMark, Inc., a Delaware corporation (“LGMK-DE”), and LogicMark, Inc., a Nevada corporation and wholly-owned subsidiary of LGMK-DE, formed solely for purposes of effecting the Reincorporation Merger (“LGMK-NV”). For the reasons discussed below, the Board recommends that the stockholders also approve the Reincorporation Merger. Approval of the Reincorporation Merger also will constitute approval of the Merger Agreement. For purposes of the discussion below, the Company, immediately prior to and immediately following the Reincorporation Merger, is sometimes referred to as “LGMK-DE” and “LGMK-NV,” respectively.

The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Code, whereby LGMK-DE will be merged with and into LGMK-NV, the Company’s existence as a Delaware corporation shall cease, and LGMK-NV shall continue as the surviving corporation of the Reincorporation Merger governed by the laws of the State of Nevada. The Merger Agreement provides that each share of our Common Stock, Series C Preferred Stock and/or Series F Preferred Stock outstanding as of the effective time of the Reincorporation Merger shall be converted into one share of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock of LGMK-NV with no further action required on the part of our stockholders. The Reincorporation Merger will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which is expected to occur as soon as practicable after the Special Meeting if the Reincorporation Merger is approved by our stockholders. Our Board believes that the Reincorporation Merger will benefit the Company and its stockholders. Our Board, however, may determine to abandon the Reincorporation Merger either before or after stockholder approval has been obtained.

We believe that the Reincorporation Merger will greatly reduce our overall tax burden given the franchise taxes imposed on Delaware corporations. We also believe that our reincorporation in Nevada will also give us a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will increase the marketability of our securities. Chapter 78 of the NRS is generally recognized as one of the most comprehensive and progressive state corporate statutes. By reincorporating the Company in Nevada, we believe that the Company will be better suited to take advantage of business opportunities as they arise and grow its business and that Nevada law can better provide for its ever-changing business needs and lowers its ongoing administrative expenses.

Accordingly, our Board believes that it is in the Company’s and our stockholder’s best interests that our state of incorporation be changed from Delaware to Nevada and has recommended the approval of the Reincorporation Merger to our stockholders. Reincorporation in Nevada will not result in any change in our business, operations, management, assets, liabilities or net worth; however, it will allow us to take advantage of certain provisions of the corporate laws of Nevada as described herein.

Our corporate affairs currently are governed by Delaware law and the provisions of the Certificate of Incorporation, the Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock (the “Series C Certificate of Designations”), the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Series F Certificate of Designation”), and the By-laws of LGMK-DE. Copies of the Certificate of Incorporation, the Series C Certificate of Designations, the Series F Certificate of Designation and the By-laws are each included as exhibits to our filings with the SEC and are available https://investors.logicmark.com/financial-information/sec-filings. If the Reincorporation Merger is approved at the Special Meeting and effected, our corporate affairs will be governed by Nevada law and the provisions of the articles of incorporation of LGMK-NV (the “Nevada Articles of Incorporation”), the Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock of LGMK-NV (the “Nevada Series C Certificate of Designations”), the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock of LGMK-NV (the “Nevada Series F Certificate of Designation”), and the by-laws of LGMK-NV (the “Nevada By-laws”). Forms of the Nevada Articles of Incorporation, the Nevada Series C Certificate of Designations, the Nevada Series F Certificate of Designation and the Nevada By-laws are attached to this Proxy Statement as Appendix D, Appendix E, Appendix F and Appendix G, respectively.

Principal Features of the Reincorporation Merger

The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of Delaware law and Nevada law.

Upon the effectiveness of the Reincorporation Merger:

●	Each outstanding share of LGMK-DE Common Stock will be converted into one share of common stock, par value $0.0001 per share, of LGMK-NV (“LGMK-NV Common Stock”);

●	Each outstanding share of LGMK-DE Series C Preferred Stock will be converted into one share of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share, of LGMK-NV (“LGMK-NV Series C Preferred Stock”);

●	Each outstanding share of LGMK-DE Series F Preferred Stock will be converted into one share of Series F Convertible Preferred Stock, par value $0.0001 per share, of LGMK-NV (“LGMK-NV Series F Preferred Stock”);

●	Each outstanding share of LGMK-DE Common Stock, LGMK-DE Series C Preferred Stock and LGMK-DE Series F Preferred Stock held by an LGMK-DE stockholder will be retired and canceled, and will cease to exist;

●	Each outstanding option to purchase shares of LGMK-DE Common Stock will be deemed to be an option to purchase the same number of shares of LGMK-NV Common Stock, with no change in the exercise price or other terms or provisions of such option; and

●	Each outstanding warrant to purchase shares of LGMK-DE Common Stock will be deemed to be a warrant to purchase the same number of shares of LGMK-NV Common Stock, with no change in the exercise price or other terms or provisions of such warrant.

Following the Reincorporation Merger, the rights of the holders of our outstanding securities will not be materially adversely affected. In addition, upon consummation of the Reincorporation Merger, stock certificates previously representing shares of our capital stock may be delivered in effecting sales through a broker, or otherwise, of shares of LGMK-NV capital stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates evidencing shares of LGMK-NV capital stock, and if you do so, it will be at your own cost.

The Reincorporation Merger will not cause a change in our name, which will continue to be “LogicMark, Inc.” The Reincorporation Merger also will not affect any change in our business, management or operations or the location of our principal executive office. Upon the effectiveness of the Reincorporation Merger, our directors and officers will become directors and officers, as applicable, of LGMK-NV, all of our incentive stock plans will become LGMK-NV plans, and each option or other award issued under such plans will automatically be converted into an option or other award to purchase the same number of shares of LGMK-NV Common Stock, at the same price per share, upon the same terms and subject to the same conditions as those in effect immediately prior to the Reincorporation Merger. Stockholders should note that effecting the Reincorporation Merger will result in all such stock plans existing immediately prior to the Reincorporation Merger, including the 2023 Plan if approved by our stockholders at the Special Meeting, continuing as incentive stock plans of LGMK-NV, containing substantially the same terms and conditions as those in effect immediately prior to the Reincorporation Merger. Any employment contracts and other employee benefit arrangements that are in existence immediately prior to the Reincorporation Merger will also continue to remain in effect upon the terms and subject to the conditions in effect at such time. We do not believe that the Reincorporation Merger will affect any of our material contracts with any third parties, except to the extent that the Reincorporation Merger is deemed to result in an assignment of any material contract requiring the other party to such material contract to consent to such assignment, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of LGMK-NV.

Other than Board approval, stockholder approval, notification to Nasdaq, the filing of the requisite merger documents with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, and the filing of this Proxy Statement with the SEC, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Securities Act and Exchange Act Consequences

The shares of LGMK-NV Common Stock to be issued upon conversion of shares of LGMK-DE Common Stock in the Reincorporation Merger are not being registered under the Securities Act. In this regard, we are relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Immediately following the Reincorporation Merger, LGMK-NV will continue to be a publicly-held company, LGMK-NV Common Stock will continue to be listed on Nasdaq under the symbol “LGMK,” and LGMK-NV will continue to be obligated under the Exchange Act to file periodic reports and other documents with the SEC and provide to its stockholders the same information that LGMK-DE had been obligated to file and provide prior to the Reincorporation Merger.

Holders of shares of LGMK-DE Common Stock that were freely tradable immediately prior to the Reincorporation Merger will continue to hold freely tradable shares of LGMK-NV Common Stock immediately following the Reincorporation Merger. Holders of restricted shares of LGMK-DE Common Stock immediately prior to the Reincorporation Merger will hold shares of LGMK-NV Common Stock immediately following the Reincorporation Merger which are subject to the same restrictions on transfer as those to which their shares of LGMK-DE Common Stock were subject, and any stock certificates representing such shares, if surrendered for replacement certificates representing shares of LGMK-NV Common Stock immediately following the Reincorporation Merger, will bear the same restrictive legend included on their LGMK-DE stock certificates. For purposes of computing compliance with the holding period requirements of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of LGMK-NV Common Stock on the date on which they acquired their shares of LGMK-DE Common Stock. Holders of shares of LGMK-DE Series C Preferred Stock, and shares of LGMK-DE Series F Preferred Stock immediately prior to the Reincorporation Merger will hold shares of LGMK-NV Series C Preferred Stock and shares of LGMK-NV Series F Preferred Stock, as applicable, immediately following the Reincorporation Merger, which are subject to the same rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences as those to which their shares of LGMK-DE Series C Preferred Stock and LGMK-DE Series F Preferred Stock, as applicable, were subject.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation Merger that are applicable to you as a stockholder. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of our shares of capital stock as part of a hedge, straddle or conversion transaction; a person that does not hold our shares of capital stock as a capital asset at the time of the Reincorporation Merger; or an entity taxable as a partnership for U.S. federal income tax purposes. The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation Merger or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. Stockholders are urged to consult with their tax advisors and financial planners as to the particular tax consequences of the Reincorporation Merger to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

It is intended that the Reincorporation Merger qualify as a “reorganization” under Section 368(a) of the Code. As a “reorganization,” it is expected that the Reincorporation Merger will have the following U.S. federal income tax consequences:

●	An LGMK-DE stockholder will not recognize any gain or loss as a result of the receipt of the applicable shares of LGMK-NV capital stock in exchange for such stockholders’ shares of LGMK-DE capital stock in connection with the effectiveness of the Reincorporation Merger;

●	An LGMK-DE stockholder’s aggregate tax basis in the LGMK-NV shares of capital stock received in connection with effectiveness of the Reincorporation Merger will equal such stockholder’s aggregate tax basis in the LGMK-DE shares of capital stock held by such stockholder immediately prior to the Reincorporation Merger; and

●	An LGMK-DE stockholder’s tax holding period for the LGMK-NV shares of capital stock received in in connection with effectiveness of the Reincorporation Merger will include the period during which such stockholder held LGMK-DE shares of capital stock.

Accounting Treatment

The Reincorporation Merger is expected to be accounted for as a reverse acquisition in which LGMK-DE is the accounting acquirer, and LGMK-NV is the legal acquirer. Since the Reincorporation Merger is expected to be accounted for as a reverse acquisition and not as a business combination, no goodwill is expected to be recognized.

Material Terms of the Merger Agreement

The following is only a summary of the material provisions of the Merger Agreement between LGMK-DE and LGMK-NV and is qualified in its entirety by reference to the full text of the Merger Agreement, a form of which is attached to this Proxy Statement as Appendix C. Please read the Merger Agreement in its entirety.

General

The Merger Agreement will provide that, subject to the approval and adoption of the Merger Agreement by the stockholders of LGMK-DE and the authority of the Board of LGMK-DE to abandon the Reincorporation Merger prior to its effectiveness:

●	LGMK-DE will merge with and into LGMK-NV; and

●	LGMK-DE will cease to exist and LGMK-NV will continue as the surviving corporation.

As a result of, and as of the effective time of, the Reincorporation Merger, LGMK-NV will succeed to and assume all rights, liabilities and obligations of LGMK-DE, in accordance with Nevada law.

Effective Time

The Merger Agreement will provide that, subject to the approval of the stockholders of LGMK-DE, the Reincorporation Merger will be consummated by the filing of articles of merger and a certificate of merger, as applicable, and any other appropriate documents, in accordance with the relevant provisions of the DGCL and the NRS, with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada, respectively. We expect to effect the Reincorporation Merger as soon as practicable following stockholder approval of this Proposal No. 4.

Merger Consideration

Upon consummation of the Reincorporation Merger, each outstanding share of LGMK-DE Common Stock, LGMK-DE Series C Preferred Stock and LGMK-DE Series F Preferred Stock will be converted automatically and without further action from our stockholders into one share of LGMK-NV Common Stock, LGMK-NV Series C Preferred Stock and LGMK-NV Series F Preferred Stock, respectively, and shares of LGMK-DE capital stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Upon consummation of the Reincorporation Merger, each holder of a certificate representing shares of LGMK-DE capital stock immediately prior to the Reincorporation Merger will cease to have any rights with respect to such certificate, except the right to receive the applicable number of shares of LGMK-NV capital stock.

Treatment of Stock Options, Warrants and Stock Incentive Plans

Under the terms of the Merger Agreement, upon consummation of the Reincorporation Merger, each outstanding option or warrant to purchase a share of LGMK-DE Common Stock will be deemed to constitute an option or warrant to purchase one share of LGMK-NV Common Stock, at an exercise price per full share equal to the stated exercise price of such option or warrant, where applicable.

Under the Merger Agreement, LGMK-NV will assume LGMK-DE’s stock incentive plans (including, but not limited to, the 2013 LTIP, the 2017 SIP (unless terminated immediately upon stockholder approval of the 2023 Plan) and the 2023 Plan if approved by stockholders), which, following the Reincorporation Merger, will be used by LGMK-NV to make awards to directors, officers, and employees of LGMK-NV and others as permitted under the terms of LGMK-DE’s stock incentive plans.

Directors and Executive Officers

The Merger Agreement will provide that the members of the board of directors of LGMK-NV immediately following the Reincorporation Merger will consist of the members of the Board of LGMK-DE immediately prior to the Reincorporation Merger. The Merger Agreement will further provide that the individuals serving as the executive officers of LGMK-NV immediately following the Reincorporation Merger will be the individuals serving as the executive officers of LGMK-DE immediately prior to the Reincorporation Merger.

Nevada Articles of Incorporation and Nevada By-laws

The Merger Agreement will provide that the Nevada Articles of Incorporation will be the articles of incorporation of LGMK-NV, the surviving Company, and the Nevada By-laws will be the by-laws of LGMK-NV, the surviving Company, with each subject to subsequent amendment in accordance with their respective terms and Nevada law.

Conditions to the Merger

The obligations of LGMK-DE and LGMK-NV to consummate the Reincorporation Merger are subject to the satisfaction of the conditions, among others, that the Reincorporation Merger shall have been approved and adopted by the stockholders of LGMK-DE.

Other than Board approval, stockholder approval, notification to Nasdaq, the filing of the articles of merger and certificate of merger with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, respectively, and the filing of this Proxy Statement with the SEC, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Effect on Stock Certificates

The Reincorporation Merger will not have any effect on the transferability of outstanding stock certificates representing our shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock. It will not be necessary for stockholders to exchange their existing stock certificates representing shares of LGMK-DE capital stock for certificates representing equivalent shares of LGMK-NV capital stock. Each stock certificate representing issued and outstanding shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock of LGMK-DE will continue to represent the same number of shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock of LGMK-NV.

Abandonment of Reincorporation Merger

Our Board may, in its sole discretion, determine to abandon the Reincorporation Merger, notwithstanding stockholder approval of the Reincorporation Merger and the Merger Agreement.

Comparison of Rights under the DGCL and the Chapter 78 of the NRS

The Company was incorporated under the laws of the State of Delaware. If the Reincorporation is approved by our stockholders, upon consummation, we will reincorporate the Company under the laws of the State of Nevada and our stockholders, whose rights are currently governed by Delaware law, the Certificate of Incorporation, the Series C Certificate of Designations, the Series F Certificate of Designation and the By-laws, will be governed by Nevada law, the Nevada Articles of Incorporation, the Nevada Series C Certificate of Designations, the Nevada Series F Certificate of Designation and the Nevada By-laws.

The corporate laws of the State of Nevada, as governed by Chapters 78 (concerning Nevada corporations generally) and 92A (concerning mergers) of the NRS, are similar in many respects to those of the State of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are summaries of the material differences between the DGCL and the NRS with respect to how they govern the current rights of stockholders of LGMK-DE and the rights of stockholders of LGMK-NV in the event of the consummation of the Reincorporation Merger.

The following discussion is a summary. It is not intended to provide a complete description of the differences that may affect you as a stockholder of the Company. You should also refer to our Certificate of Incorporation and By-laws attached as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 15, 2022 (the “2021 Annual Report”), the relevant provision of the DGCL, Chapters 78 and 92A of the NRS, as well as the forms of Nevada Articles of Incorporation and Nevada By-laws, which are attached as Appendix D and Appendix G, respectively, to this Proxy Statement, and which will become effective concurrently with the consummation of the Reincorporation Merger.

General. Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Pursuant to the DGCL, directors of a corporation may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors, except that (i) stockholders of a corporation whose board is classified may effect such removal only for cause, unless the certificate of incorporation provides otherwise and (ii) if the corporation has cumulative voting, if less than the full board is to be removed, director may not be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors (or election of a class of directors if the board is classified). Pursuant to the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock entitled to vote. The NRS does not distinguish between removal of directors with or without cause.

Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

In Delaware, directors and members of any committee designated by the board are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports, and statements presented to the corporation by corporate officers, employees, committees of the board of directors, or other persons as to matters the member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Unlike Nevada, Delaware does not extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any particular group or constituency having an interest in the corporation as a dominant factor.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In fact, in a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart has a significantly higher threshold before such exception is applied, which requires the aforementioned presumption of the director or officer in question, acting in good faith, on an informed basis and with a view to the interests of the corporation, to have been rebutted and that it is proven that such director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties and that such breach involved intentional misconduct, fraud or a knowing violation of law. Third, Nevada law, with respect to the elimination of liability for directors and officers, expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision is comparatively more flexible than its Delaware counterpart with respect to limitation of personal liability of directors and officers.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Nevada provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding. Both Delaware and Nevada law provide for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding: expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Both Delaware and Nevada corporations have the discretion to decide whether or not to advance expenses, unless its certificate of incorporation, or bylaws, with respect to Delaware, or articles of incorporation, bylaws or an agreement made by the corporation, with respect to Nevada, provide for mandatory advancement.

Action by Written Consent of Directors. Both the DGCL and the NRS provide that, unless the certificate of incorporation or articles of incorporation, as applicable, or the bylaws of a corporation provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. The DGCL and the NRS are similar in their provisions on actions by written consent of stockholders. The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS. Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In particular, Nevada law also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its by-laws. The Nevada By-laws do not contain such a prohibition.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Pursuant to the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the DGCL provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation, except that a corporation other than a nonstock corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

To date, the Company has not paid dividends on its shares of Common Stock. The holder of the shares of Series C Preferred Stock is entitled to receive dividends pursuant to the Series C Certificate of Designations. The Series C Certificate of Designations requires us to pay cash dividends on our Series C Preferred Stock on a quarterly and cumulative basis at a rate of five percent (5%) per annum commencing on the date of issuance of such shares, which rate increases to fifteen percent (15%) per annum in the event that the Company’s market capitalization is $50 million or greater for thirty consecutive days. We are currently obligated to declare and pay $75,000 in quarterly dividends on our shares of Series C Preferred Stock. The Series F Certificate of Designation required us to pay dividends on our Series F Preferred Stock at a rate of ten percent (10%) per annum commencing on the date of issuance of such shares, which were payable until the earlier of the date on which such shares were converted or twelve months from such date of issuance, as applicable. As of the date of this proxy statement, we are no longer obligated to declare and pay dividends on outstanding shares of Series F Preferred Stock, as such shares were issued over twelve months prior to such date, and an aggregate of approximately 37,800 shares of Common Stock are payable as dividends to the holder of our shares of Series F Preferred Stock. . The payment of dividends following the consummation of the Reincorporation Merger, if any, will be within the discretion of the board of directors of LGMK-NV and subject to the applicable certificate of designations for shares of LGMK-NV preferred stock. Our Board (which will be the board of directors of LGMK-NV immediately following the Reincorporation Merger) intends to retain our future earnings to support operations and to finance expansion and, therefore, we do not anticipate that LGMK-NV will pay any cash dividends on our shares of LGMK-NV Common Stock in the foreseeable future, although dividend payments on shares of LGMK-NV preferred stock will be subject to the applicable certificate of designations for such preferred stock.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Pursuant to the DGCL, a corporation that is listed on a national securities exchange or that has more than 2,000 stockholders of record is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless: (i) the transaction resulting in such holder becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before such holder becomes an interested stockholder; (ii) such interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date such holder becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by such interested stockholder. The DGCL defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

The NRS imposes a maximum moratorium of two years versus the DGCL’s three-year moratorium on business combinations with an interested stockholder. However, the NRS regulates business combinations more stringently. The NRS defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding voting shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for two years after such holder became an interested stockholder unless (i) the combination or transaction by which the person first became an interested stockholder is approved by the board of directors before such holder first became an interested stockholder, or (ii) the combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by such interested stockholder or any affiliate or associate of such interested stockholder. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The Nevada Articles of Incorporation includes a provision by which LGMK-NV elects to opt out of these provisions if and when the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427).

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, the NRS also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. Delaware law does not have similar provisions.

Pursuant to the NRS, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The NRS provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

The NRS provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the NRS provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada, and which does business directly or indirectly in the State of Nevada. The NRS also provides that the corporation may impose stricter requirements if it so desires.

Stockholder Vote for Mergers and Other Corporate Reorganizations. The DGCL requires, unless the certificate or articles of incorporation specifies a higher percentage, authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Pursuant to the NRS, unless the articles of incorporation provide otherwise, board approval and authorization of stockholders by a majority of outstanding shares entitled to vote is required for a merger or sale of all of the assets of a corporation. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of law has been developed under Delaware law as to what constitutes the “sale of substantially all of the assets” of a corporation, it is not as easy to determine at what point a sale of virtually all, but less than all, of the assets of a corporation would be considered a “sale of all the corporation’s assets” requiring stockholder approval under Nevada law, although it is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such surviving corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Appraisal and Dissenters’ Rights. Pursuant to each of the DGCL and the NRS, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Pursuant to the NRS, a stockholder is entitled to dissent from, and obtain payment for the fair value of such holder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and such stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. Holders of securities listed on a national securities exchange, held by at least 2,000 stockholders of record, with a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares, are not entitled to dissenters’ rights. This exception is not available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390 (3)(b), or a combination thereof. Nevada law prohibits a dissenting shareholder from voting such holder’s shares or receiving certain dividends or distributions after dissenting.

Pursuant to the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof.

The DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff and makes it easier to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

Our Certificate of Incorporation and By-laws do not currently provide for appraisal rights in addition to those provided by the DGCL. Therefore, because our Common Stock is listed on Nasdaq, and holders of shares of our capital stock will receive in the Reincorporation Merger the equivalent shares of LGMK-NV capital stock, amongst which, the LGMK-NV Common Stock will be listed on Nasdaq, holders of shares of our capital stock will not be entitled to appraisal rights in the Reincorporation Merger with respect to their shares of our capital stock. Like our Certificate of Incorporation and By-laws, the Articles of Incorporation and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the president, unless the articles of incorporation or bylaws provide otherwise. Under our current By-laws, a special meeting of stockholders may be called at any time by the Board or a committee of the Board duly designated by the Board and whose powers and authority, as expressly provided in a resolution of the Board, include the power to call such meetings. The Nevada By-laws would require the calling of a special meeting of stockholders by the Board, the Company’s President, Chief Executive Officer or Chief Financial Officer, or the Chairman of the Board.

Special Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting. Nevada law is more restrictive. Pursuant to the NRS, stockholders having not less than 15% of the voting interest may petition to the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation of the Company in the State of Nevada may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Adjournment of Stockholder Meetings. Pursuant to the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. Pursuant to the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Pursuant to the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Pursuant to the NRS, a proxy is effective only for a period of six months, unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Increasing or Decreasing Authorized Shares. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series before the increase or decrease in the number of authorized shares becomes effective, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Stockholder Inspection Rights. Pursuant to the DGCL, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five (5) days’ written demand the right to inspect in person or by agent or attorney, during usual business hours, (i) a copy of the articles of incorporation, and all amendments thereto, certified by the Secretary of State of the State of Nevada, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation. In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to such holder’s interest as a stockholder of the corporation.

The Charter and By-laws of the Company Immediately Prior To and Immediately Following the Effective Date of the Reincorporation Merger

The Nevada Articles of Incorporation and Nevada By-laws differ in a number of respects from the Certificate of Incorporation and By-laws, respectively.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of LGMK-NV as the surviving corporation. The following are summaries of some of the more significant differences between the Certificate of Incorporation and By-laws, on the one hand, and the Nevada Articles of Incorporation and Nevada By-laws, on the other. Except as described in this section, the rights of stockholders under the Nevada Articles of Incorporation and Nevada By-laws are substantially the same as under the Certificate of Incorporation and By-laws.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Certificate of Incorporation and By-laws, and the Nevada Articles of Incorporation and Nevada By-laws.

Provisions	Nevada	Delaware
Charter regarding increase and/or decrease of authorized capital stack	The Nevada Articles of Incorporation provide that subject to the rights of the holders of any series of LGMK-NV preferred stock and any provision of the NRS requiring otherwise the number of authorized shares of any of the LGMK-NV capital stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the vote required by the holders of such LGMK-NV capital stock pursuant to the Nevada By-laws.	The Certificate of Incorporation does not contain a corresponding provision.

Charter regarding voting	The Nevada Articles of Incorporation provide that holders of shares of LGMK-NV Common Stock will not be entitled to vote on any amendment to the Nevada Articles of Incorporation (including any certificate of designation for any LGMK-NV preferred stock) that relates solely to the terms of one or more outstanding series of LGMK-NV preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Nevada Articles of Incorporation (including any certificate of designation for any LGMK-NV preferred stock) or the NRS.	The Certificate of Incorporation does not contain a corresponding provision.

Charter regarding distributions to holders of Common Stock	The Nevada Articles of Incorporation provide that subject to the rights of the holders of any series of LGMK-NV preferred stock, holders of shares of LGMK-NV Common Stock will be entitled to receive (i) such dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor; and (ii) the assets and funds of the Company available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary (“Liquidation”), which Liquidation, will not be deemed to be occasioned by or to include any consolidation or merger of the Company with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.	The Certificate of Incorporation does not contain a corresponding provision.

Charter regarding amendment of By-laws	The Nevada Articles of Incorporation provide that the Board may make, amend, and repeal the Nevada By-laws (except as specified in any such Nevada By-law so made or amended) or by the stockholders in the manner provided in the Nevada By-laws.	The Certificate of Incorporation does not contain a corresponding provision.

Charter regarding limitation of liability	The Nevada Articles of Incorporation provide that to the full extent permitted by the NRS and any other applicable law currently or thereafter in effect, no director or officer of the Company will be personally liable to the Company or its stockholders for or with respect to any breach of fiduciary duty or other act or omission as a director. Any repeal or modification of this provision will not adversely affect the protection of any director provided thereby in relation to any breach of fiduciary duty or other act or omission as a director occurring prior to the effectiveness of such repeal or modification. If any provision of the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors will be eliminated or limited to the fullest extent permitted by the NRS, as so amended.	The Certificate of Incorporation does not contain a corresponding provision.

Charter regarding forum adjudication for disputes	The Nevada Articles of Incorporation provide that unless the Company consents in writing to the selection of an alternative forum, (a) the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada, will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or to the Company’s stockholders, or (iii) any action, suit or proceeding arising pursuant to any provision of the NRS or the Nevada By-laws or the Nevada Articles of Incorporation; and (b) subject to the preceding provisions thereof, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.	The Certificate of Incorporation does not contain a corresponding provision.

Charter regarding inapplicability of combinations with interested stockholders statutes	The Nevada Articles of Incorporation provide that if and when the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427), the Company expressly elects that it will not be subject to, or governed by, any of the provisions in NRS Sections 78.411 through 78.444 (Combinations with Interested Stockholders) and Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), as may be amended from time to time, or any successor statutes.	The Certificate of Incorporation does not contain a corresponding provision.

By-laws regarding voting	The Nevada By-laws provide that at all meetings of the Company’s stockholders, other than for the approval of the election of directors, all other matters or questions shall, unless otherwise provided by applicable law, the Nevada Articles of Incorporation or the Nevada By-laws, be decided by a majority of all of the votes cast by the holders of shares of stock entitled to vote thereon.	The By-laws provide that at all meetings of the Company’s stockholders, other than for the approval of the election of directors, all other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

By-laws regarding action by written consent of stockholders	The Nevada By-laws provide that unless otherwise restricted by the Nevada Articles of Incorporation, any action required or permitted to be taken at any meeting of the Company’s stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Company entitled to vote thereon and shall be delivered to the Company.	The By-laws provide that unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Company’s stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company. The By-laws also provide that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

By-laws regarding stockholder meetings through electronic communications	The Nevada By-laws provide that unless otherwise required by applicable law or the Nevada Articles of Incorporation, stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS.	The By-laws do not contain a corresponding provision.

Charter/By-laws regarding indemnification	The Nevada Articles of Incorporation provide an indemnification section set forth the terms and procedures regarding the right to indemnification by a director, officer, employee, agent or other Indemnitee (as defined in the Nevada Articles of Incorporation). The Nevada Bylaws do not contain a corresponding provision.	The Certificate of Incorporation does not contain a corresponding provision. The By-laws provide an indemnification section set forth the terms and procedures regarding the right to indemnification by a director, officer or other Indemnitee (as defined in the By-laws).

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, By-laws or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reincorporation Merger.

At the Special Meeting a vote will be taken on a proposal to approve the Reincorporation Merger.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF
THE PROPOSAL TO APPROVE THE REINCORPORATION MERGER.

PROPOSAL TO AUTHORIZE THE

BOARD TO AMEND THE

CHARTER TO EFFECT A REVERSE STOCK SPLIT OF ALL

OUTSTANDING SHARES OF COMMON STOCK

(Proposal No. 4)

Summary

Our Board has unanimously approved a proposal to amend the Charter to effect a reverse stock split of all of our outstanding shares of Common Stock by a ratio in the range of one-for-five to one-for-twenty, to be determined in the Board’s sole discretion (the “Common Stock Reverse Stock Split”). The proposal provides that if the Common Stock Reverse Stock Split is approved by stockholders, the Board will implement the Common Stock Reverse Stock Split, as soon as practicable or as otherwise required after such approval, for the purposes of (i) maintaining the listing of our Common Stock on The Nasdaq Capital Market, and (ii) to assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and convertible securities.

As previously disclosed by the Company’s Current Report on Form 8-K filed with the SEC on November 4, 2022, on October 31, 2022, the Company received a written notification (the “Nasdaq Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that it was not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), because the closing bid price of the Common Stock was below $1.00 per share for the previous thirty (30) consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been granted 180 calendar days from the date of the Nasdaq Notice, or until May 1, 2023 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Requirement. If at any time during the Compliance Period, the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten (10) consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed.

The Board has elected to approve the Common Stock Reverse Stock Split and this Proposal No. 4 in order to allow the Company to regain compliance with the Minimum Bid Price Requirement and enable the Company to reserve a sufficient number of authorized shares of Common Stock for issuance upon exercise or conversion of all outstanding warrants and other convertible securities.

The exact ratio of the Common Stock Reverse Stock Split shall be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Common Stock Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining how to implement the Common Stock Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Common Stock Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on The Nasdaq Capital Market;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and convertible securities;

●	the anticipated impact of the Common Stock Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

The Common Stock Reverse Stock Split will become effective upon filing of an amendment to our Charter with the Secretary of State of the State of Delaware (if the Company is a Delaware corporation at such time) or the Secretary of State of the State of Nevada (if the Company is a Nevada corporation upon implementation of the Reincorporation Merger). The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock will hold the same percentage of our outstanding Common Stock immediately following the Common Stock Reverse Stock Split as such stockholder holds immediately prior to the Common Stock Reverse Stock Split. Further, assuming that the Series C Preferred Reverse Stock Split is implemented by the Board at the same ratio as the Common Stock Reverse Stock Split, each holder of Common Stock will hold the same percentage of our outstanding Common Stock and Series C Preferred Stock, in the aggregate, immediately following the Common Stock Reverse Stock Split as such holder of Common Stock holds immediately prior to the Common Stock Reverse Stock Split. Even if Proposal No. 5 does not pass, the Board intends to implement the Common Stock Reverse Stock Split in order to achieve compliance with the Minimum Bid Price Requirement, and to assure that there are a sufficient number of authorized shares reserved for issuance upon exercise and conversion of all outstanding warrants and convertible securities.

The text of the form of amendment to the Charter, which would be filed with the Secretary of State of the State of Delaware or the Secretary of State of the State of Nevada, as applicable, to effect the Common Stock Reverse Stock Split, is set forth in Appendix H1 (if, at the time of effecting the Common Stock Reverse Stock Split, the Company is a Delaware corporation) and Appendix H2 (if, at the time of effecting the Common Stock Reverse Stock Split, the Company is a Nevada corporation upon implementation of the Reincorporation Merger) to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Common Stock Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or the Secretary of State of the State of Nevada, as applicable, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Common Stock Reverse Stock Split.

Our Board believes that approval of the amendment to the Charter to effect the Common Stock Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Requirement to Implement the Common Stock Reverse Stock Split

If this Proposal No. 4 and the Common Stock Reverse Stock Split is approved, the Common Stock Reverse Stock Split will be effected as soon as practicable or otherwise required after approved (with an exchange ratio determined by our Board as described above) in order (i) to maintain the listing of our Common Stock on The Nasdaq Capital Market, and (ii) to assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and convertible securities, and that it is also in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Common Stock Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on The Nasdaq Capital Market, the number of authorized and unissued shares of Common Stock available, the anticipated impact of the Common Stock Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Common Stock Reverse Stock Split. If our stockholders approve the proposal, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Common Stock Reverse Stock Split, including the specific ratio selected by the Board.

Effective Date

If the proposed amendment to the Charter to give effect to the Common Stock Reverse Stock Split is approved at the Special Meeting, subject to the conditions set out in this Proposal No. 4, then the Common Stock Reverse Stock Split will become effective, as of 5:30 p.m. Eastern Time on the effective date of the certificate of amendment to our Charter with the office of the Secretary of State of the State of Delaware, or the Secretary of State of the State of Nevada, as applicable, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock, based on the exchange ratio within the approved range determined by the Board.

Purposes of the Reverse Stock Split

The primary purpose for the Common Stock Reverse Stock Split is based on the Board’s belief that the Common Stock Reverse Stock Split will be necessary to maintain the listing of our Common Stock on The Nasdaq Capital Market. The Company also needs to assure that there are a sufficient number of authorized shares available for any future issuance of Common Stock upon the exercise or conversion of its outstanding warrants and convertible securities. Such amendment to the Charter would not change the number of authorized shares of our Common Stock or the par value of the Common Stock. The Board believes that the Common Stock Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on The Nasdaq Capital Market. Our Common Stock is traded on The Nasdaq Capital Market. On October 31, 2022, the Company received notice from Nasdaq that it no longer satisfied the Minimum Bid Price Requirement and had 180 calendar days from the date therein to regain compliance. The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our Common Stock from The Nasdaq Capital Market. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets, and the Pink Sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is an effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from The Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. If this proposal is approved by the stockholders at the Special Meeting and the Common Stock Reverse Stock Split is implemented, we also believe that the increased market price of our Common Stock expected as a result of implementing the Common Stock Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Common Stock Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Common Stock Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Common Stock Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Common Stock Reverse Stock Split.

For the above reasons, we believe that will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our stockholders.

Risks of the Common Stock Reverse Stock Split

We cannot assure you that the proposed Common Stock Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq. The Board expects that the Common Stock Reverse Stock Split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Common Stock Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Common Stock Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Common Stock Reverse Stock Split, and the market price per post-Common Stock Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Common Stock Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Common Stock Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Common Stock Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Common Stock Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Common Stock Reverse Stock Split. Even if the market price per post-Common Stock Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The Common Stock Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the Common Stock Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Common Stock Reverse Stock Split, particularly if the stock price does not increase as a result of the Common Stock Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Common Stock Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Common Stock Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Special Meeting and the Common Stock Reverse Stock Split is implemented, subject to the conditions set out in this Proposal No. 4, and thus amend the Charter, the Company will file a certificate of amendment to the Charter with the Secretary of State of the State of Delaware (if the Company is a Delaware corporation at such time) or the Secretary of State of the State of Nevada (if the Company is a Nevada corporation upon implementation of the Reincorporation Merger). Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our stock plans, and (ii) the number of shares of Common Stock issuable under, and the exercise price of, our outstanding preferred stock, options and warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Common Stock Reverse Stock Split would apply to all issued shares of our Common Stock, and assuming Proposal No. 5 is approved by the Company’s stockholders and the Board implements the Series C Preferred Reverse Stock Split at the same ratio that the Board sets for the Common Stock Reverse Stock Split, as described in Proposal No. 5, the Common Stock Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock and Series C Preferred Stock, in the aggregate, immediately prior to the effectiveness of the Common Stock Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock and Series C Preferred Stock, in the aggregate, immediately after the Common Stock Reverse Stock Split. Moreover, the number of stockholders of record of the Company’s Common Stock and Series C Preferred Stock will not be affected by the Common Stock Reverse Stock Split. The amendment to the Charter itself would not change the number of authorized shares of our Common Stock or the par value of the Common Stock. The Common Stock Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Common Stock Reverse Stock Split, other than those shares needed to satisfy the exercise of the Company’s outstanding warrants, preferred stock and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Common Stock Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Common Stock Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Minimum Bid Price Requirement. In addition, the additional shares of Common Stock available for the Company to use in connection with the foregoing, will also provide for a sufficient number of authorized shares of Common Stock available for any future issuance of Common Stock upon the exercise of the Company’s outstanding warrants, which will be considered in determining the ratio of the Common Stock Reverse Stock Split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the 2013 Long Term Incentive Plan and the 2017 Stock Incentive Plan (collectively, the “Plans”), the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Common Stock Reverse Stock Split. Based upon the Common Stock Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding options, preferred stock and warrants, and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, preferred stock, warrants and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Common Stock Reverse Stock Split as was the case immediately preceding the Common Stock Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Common Stock Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Listing. Our shares of Common Stock currently trade on The Nasdaq Capital Market. The Common Stock Reverse Stock Split will directly affect the listing of our Common Stock on The Nasdaq Capital Market, and we believe that the Common Stock Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following the Common Stock Reverse Stock Split, we intend for our Common Stock to continue to be listed on The Nasdaq Capital Market under the symbol “LGMK”, subject to our ability to continue to comply with Nasdaq rules, although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Common Stock Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Common Stock Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Common Stock Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Common Stock Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of blank check preferred stock, par value $0.0001 per share. The Common Stock Reverse Stock Split would not change the number of authorized shares of the Common Stock or the par value of the Common Stock, although the Common Stock Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law or Nevada law, as applicable, and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Common Stock Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Common Stock Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Common Stock Reverse Stock Split shares of Common Stock in connection with the Common Stock Reverse Stock Split. To the extent any holders of pre-Common Stock Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Common Stock Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Delaware law and Nevada law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Common Stock Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Common Stock Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Common Stock Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Common Stock Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE COMMON STOCK REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partnerships and partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the U.S. tax consequences of this Common Stock Reverse Stock Split.

The Company intends for the transaction to qualify as a ‘‘reorganization’’ within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and the remainder of the disclosure assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the IRS regarding any matters relating to the transaction, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein.

Provided that the Common Stock Reverse Stock Split qualifies as a “reorganization,” and except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Common Stock Reverse Stock Split shares of Common Stock for post-Common Stock Reverse Stock Split shares of Common Stock pursuant to the Common Stock Reverse Stock Split. The aggregate adjusted basis of the post-Common Stock Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Common Stock Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Common Stock Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of the Common Stock Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Common Stock Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Common Stock Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Common Stock Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Nevada Agency and Transfer Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Common Stock Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Common Stock Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Common Stock Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Common Stock Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Common Stock Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Common Stock Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Common Stock Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Common Stock Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Common Stock Reverse Stock Split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Common Stock Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Common Stock Reverse Stock Split shares of Common Stock in registered book-entry form.

●	If you are entitled to post-Common Stock Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the Common Stock Reverse Stock Split.

At the Special Meeting, a vote will be taken on a proposal to amend the Certificate of Incorporation to effect the Common Stock Reverse Stock Split.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE COMMON STOCK REVERSE STOCK SPLIT.

PROPOSAL TO AUTHORIZE THE

BOARD TO AMEND THE

CHARTER BY AMENDING THE SERIES C PREFERRED CERTIFICATE OF DESIGNATIONS TO
(i) EFFECT A REVERSE STOCK SPLIT OF ALL

OUTSTANDING SHARES OF SERIES C PREFERRED STOCK BY THE SAME RATIO THAT THE BOARD SELECTS FOR THE COMMON STOCK REVERSE STOCK SPLIT AND (ii) PROPORTIONALLY INCREASE THE STATED VALUE OF THE SERIES C PREFERRED STOCK TO REFLECT THE RATIO SELECTED FOR THE SERIES C PREFERRED REVERSE STOCK SPLIT

(Proposal No. 5)

Summary

Our Board has unanimously approved a proposal to amend the Charter by amending the Series C Preferred Certificate of Designations to effect the Series C Preferred Reverse Stock Split by the same ratio that the Board selects for the Common Stock Reverse Stock Split. The proposal provides that our Board shall be required, pursuant to Section 242(b) of the DGCL, to effect the Series C Preferred Reverse Stock Split, if it determines to implement the Common Stock Reverse Stock Split described in Proposal No. 4, solely for the purpose of maintaining the proportionate relationship of the Series C Preferred Stock to the Common Stock, at the same time the Board effects the Common Stock Reverse Stock Split, and in any event, before the Company’s 2023 Annual Meeting of Stockholders. The proposal also provides that the Board’s authority to effect the Series C Preferred Reverse Stock Split is conditioned on the Board’s implementing the Common Stock Reverse Stock Split at the same ratio as implemented with respect to the Series C Preferred Reverse Stock Split. Therefore, if Proposal No. 4 is not approved, or, even if approved, if the Board does not otherwise elect to implement the Common Stock Reverse Stock Split at the same ratio as the Series C Preferred Reverse Stock Split, then the Board shall not have authority to effect the Series C Preferred Reverse Stock Split pursuant to this Proposal No. 5.

Should the Board proceed with the Series C Preferred Reverse Stock Split, the same ratio that is set for the Common Stock Reverse Stock Split shall be set for the Series C Preferred Reverse Stock Split, so that the proportionate relationship of the Series C Preferred Stock to the Common Stock remains the same, and so that neither the ratio set for the Common Stock Reverse Stock Split, nor the ratio set for the Series C Preferred Reverse Stock Split, adversely affects the rights, preferences or privileges of the Series C Preferred Stock.

If our Board determines, in its sole discretion, that effecting the Series C Preferred Reverse Stock Split is necessary to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock and it is also in the best interests of the Company and our stockholders, then the Series C Preferred Stock Reverse Stock Split will become effective upon filing of an amendment to our Series C Preferred Certificate of Designations with the Secretary of State of the State of Delaware or the Secretary of State of the State of Nevada, as applicable. The amendment filed thereby will set forth the number of shares of Series C Preferred Stock to be combined into one share of our Series C Preferred Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of Series C Preferred Stock will hold (i) the same percentage of our outstanding Series C Preferred Stock and (ii) assuming the implementation of the Common Stock Reverse Stock Split, the same percentage of our outstanding Common Stock and Series C Preferred Stock, in the aggregate, immediately following the Series C Preferred Reverse Stock Split as such stockholder holds immediately prior to the Series C Preferred Stock Reverse Stock Split.

Additionally, our Board has unanimously approved a corresponding amendment to our Series C Preferred Certificate of Designations to proportionally increase the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Preferred Reverse Stock Split so that the rights and preferences of the Series C Preferred Stock including, without limitation, the amount payable to the holders of shares of Series C Preferred Stock upon a redemption of the Series C Preferred Stock by the Company would not be affected by the Series C Preferred Reverse Stock Split. Any amendment increasing the stated value of the Series C Preferred Stock is solely conditioned on the implementation of the Series C Preferred Reverse Stock Split. In the event that the Series C Preferred Reverse Stock Split is not implemented by the Board, the amendment to our Series C Preferred Certificate of Designations increasing the stated value of the Series C Preferred Stock will not be implemented.

The text of the form of amendment to the Series C Preferred Certificate of Designations, which would be filed with the Secretary of State of the State of Delaware or the Secretary of State of the State of Nevada, as applicable, to effect (i) the Series C Preferred Reverse Stock Split and (ii) the increase in stated value of the Series C Preferred Stock, is set forth in Appendix I1 (if, at the time of effecting the Series C Preferred Reverse Stock Split, the Company is a Delaware corporation) and Appendix I2 (if, at the time of effecting the Series C Preferred Reverse Stock Split, the Company is a Nevada corporation upon implementation of the Reincorporation Merger) to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Series C Preferred Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or the Secretary of State of the State of Nevada, as applicable, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Series C Preferred Reverse Stock Split.

Our Board believes that approval of the amendments to the Series C Preferred Certificate of Designations to (i) effect the Series C Preferred Reverse Stock Split and (ii) increase the stated value of the Series C Preferred Stock is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Implementation of the Series C Preferred Reverse Stock Split

The Series C Preferred Reverse Stock Split will be effected, if at all, only upon a determination by our Board to implement the Common Stock Reverse Stock Split, in which case the Board will also implement the Series C Preferred Reverse Stock Split (at the same ratio determined by our Board for the Common Stock Reverse Stock Split as described above) in order to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock. No further action on the part of stockholders would be required to implement the Series C Preferred Reverse Stock Split. If our stockholders approve the proposal, and the Board effects the Series C Preferred Reverse Stock Split, we would communicate to the public, prior to the Effective Date, additional details regarding the Series C Preferred Reverse Stock Split, including the specific ratio selected by the Board. Notwithstanding the foregoing, the Board’s authority to effect the Series C Preferred Reverse Stock Split is conditioned on the Board’s also implementing the Common Stock Reverse Stock Split at the same ratio as implemented with respect to the Series C Preferred Reverse Stock Split. Therefore, if Proposal No. 4 is not approved, or, even if approved, if the Board does not otherwise elect to implement the Common Stock Reverse Stock Split at the same ratio as the Series C Preferred Reverse Stock Split, then the Board shall not have authority to effect the Series C Preferred Reverse Stock Split pursuant to this Proposal No. 5.

If the Board does not implement the Series C Preferred Reverse Stock Split prior to the Company’s 2023 Annual Meeting of Stockholders, the authority granted in this proposal to implement the Series C Preferred Reverse Stock Split will terminate. The Board is requesting authorization to implement the Series C Preferred Reverse Stock Split up until such time in the event the Company needs to utilize this Proposal No. 5 in order to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock.

Increase in the Stated Value of the Series C Preferred Stock

The amendment to our Series C Certificate of Designations will be effected, if at all, only upon the implementation of the Series C Preferred Reverse Stock Split so that the rights and preferences of the Series C Preferred Stock including, without limitation, the amount payable to the holders of shares of Series C Preferred Stock upon a redemption of the Series C Preferred Stock by the Company, would not be affected by the Series C Preferred Reverse Stock Split.

Effective Date

If the proposed amendment to the Charter by amending the Series C Preferred Certificate of Designations to (i) give effect to the Series C Preferred Stock Reverse Stock Split and (ii) increase the stated value of the Series C Preferred Stock is approved at the Special Meeting, and the Board effects the Series C Preferred Reverse Stock Split as a result of its determination to implement the Common Stock Reverse Stock Split, the Company will file the amendment to the Series C Preferred Certificate of Designations with the office of the Secretary of State of Delaware on the Effective Date and it will become effective as of 5:30 p.m. Eastern Time on the Effective Date. Except as explained below with respect to fractional shares, each issued share of Series C Preferred Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Series C Preferred Stock, based on the exchange ratio within the approved range determined by the Board.

Purpose of the Series C Preferred Reverse Stock Split

The sole purpose for the Series C Preferred Reverse Stock Split is based on the Board’s belief that the Series C Preferred Reverse Stock Split will be necessary to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock.

Principal Effects of the Series C Preferred Reverse Stock Split and Increase in the Stated Value of the Series C Preferred Stock

Series C Preferred Stock. If this proposal is approved by the stockholders at the Special Meeting and the Board effects the Series C Preferred Reverse Stock Split, as a result of its determination to implement the Common Stock Reverse Stock Split, and thus amend the Charter by amending the Series C Preferred Certificate of Designations, the Company will file a certificate of amendment to the Series C Preferred Certificate of Designations with the Secretary of State of the State of Delaware (if the Company is a Delaware corporation at such time) or the Secretary of State of the State of Nevada (if the Company is a Nevada corporation upon implementation of the Reincorporation Merger).

There is only one holder of our Series C Preferred Stock. Because the Series C Preferred Reverse Stock Split would be applied proportionately to the outstanding shares of Series C Preferred Stock as the application of the Common Stock Reverse Stock Split would be applied to the outstanding shares of Common Stock, the proposed Series C Preferred Reverse Stock Split would not alter the Series C Preferred stockholder’s percentage ownership of the outstanding shares of Series C Preferred Stock or the outstanding shares of Common Stock and Series C Preferred Stock, in the aggregate. Such holder will continue to hold one hundred percent (100%) of the voting power of the outstanding shares of our Series C Preferred Stock immediately after the Series C Preferred Reverse Stock Split. Such holder will also continue to hold the same percentage of the voting power of the outstanding shares of our Common Stock and Series C Preferred Stock, in the aggregate, after the Series C Preferred Reverse Stock Split. One (1) share of Series C Preferred Stock shall continue to carry the same voting rights as one (1) share of Common Stock. The amendment to the Series C Preferred Certificate of Designations would not change the number of authorized shares of our blank check preferred stock, par value $0.0001 per share, nor will it change the number of designated shares of Series C Preferred Stock. The Series C Preferred Reverse Stock Split will have the effect of creating unreserved designated shares of Series C Preferred Stock. We have no current arrangements or understandings providing for the issuance of the additional shares of Series C Preferred Stock that would be made available for issuance upon effectiveness of the Series C Preferred Reverse Stock Split; provided, however, if we plan to issue any additional shares of Series C Preferred Stock, pursuant to the provisions of the Series C Preferred Certificate of Designations, we would be required to obtain the approval of the holder of Series C Preferred Stock to do so.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. We do not have any employee plans which provide for the issuance of our Series C Preferred Stock.

Listing. Our Series C Preferred Stock is not listed and does not trade on any stock or securities exchange.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 10,000,000 shares of blank check preferred stock, par value $0.0001 per share, 2,000 shares of which are designated as Series C Preferred Stock. The Series C Preferred Reverse Stock Split would not change the number of authorized shares of the Company’s blank check preferred stock as designated or the par value of the blank check preferred stock. Therefore, because the number of issued and outstanding shares of Series C Preferred Stock would decrease, the number of shares of Series C Preferred Stock remaining available for issuance by us in the future would increase. We have no current arrangements or understandings providing for the issuance of the additional shares of Series C Preferred Stock that would be made available for issuance upon effectiveness of the Series C Preferred Reverse Stock Split; provided, however, if we plan to issue any additional shares of Series C Preferred Stock, pursuant to the provisions of the Series C Preferred Certificate of Designations, we would be required to obtain the approval of the holder of Series C Preferred Stock to do so.

Fractional Shares

We will not issue fractional certificates for post-Series C Preferred Reverse Stock Split shares of Series C Preferred Stock in connection with the Series C Preferred Reverse Stock Split. To the extent any holders of pre-Series C Preferred Reverse Stock Split shares of Series C Preferred Stock are entitled to fractional shares of Series C Preferred Stock as a result of the Series C Preferred Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Series C Preferred Stock.

No Dissenters’ Rights

Under Delaware law and Nevada Law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Series C Preferred Stock Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

Holders of our shares of Series C Preferred Stock should consult with their personal tax advisors concerning any tax matters relating to the proposed Series C Preferred Reverse Stock Split and an increase in the stated value of the Series C Preferred Stock.

Exchange of Stock Certificates

The holders of shares of Series C Preferred Stock may, but shall not be required to, exchange each certificate representing shares of our Series C Preferred Stock outstanding before the Series C Preferred Reverse Stock Split for the reduced number of shares of our Series C Preferred Stock resulting from the Series C Preferred Reverse Stock Split. The Company will provide such new certificates upon a written request by a holder of Series C Preferred Stock accompanied by such holder’s pre-Series C Preferred Stock Split share certificate being exchanged.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval.

Section 242(b) of the DGCL and NRS 78.390 each requires that we obtain the approval of the majority of the shares of Series C Preferred Stock outstanding and entitled to vote, separately as a class, in addition to the approval of the majority of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, outstanding and entitled to vote, in the aggregate, if we take any action that adversely affects the powers, preferences or rights of our Series C Preferred Stock. The provisions of our Series C Preferred Certificate of Designations requires that we obtain the approval of the holders of at least seventy percent (70%) of the outstanding shares of our Series C Preferred Stock, separately as a class, in addition to the approval of the majority of the shares of Common Stock and Series C Preferred Stock, outstanding and entitled to vote, in the aggregate, if we take any action that adversely affects the rights, preferences or privileges of the holders of our Series C Preferred Stock. Such separate approval would also be required if we were increasing or reducing the number of shares designated as Series C Preferred Stock. Since the Series C Preferred Reverse Stock Split can be implemented only if the ratio is the same as the ratio for the Common Stock Reverse Stock Split, and, further, since the stated value of the Series C Preferred Stock must be proportionately increased to reflect the ratio selected for the Series C Preferred Reverse Stock Split, the rights, preferences and privileges of the holder of the Series C Preferred Stock will not be affected adversely or disproportionately compared to the rights of the holders of our Common Stock. Additionally, we are not proposing to increase or reduce the number of shares designated as Series C Preferred Stock.

Accordingly, the affirmative vote of a majority of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to (i) approve the Series C Preferred Reverse Stock Split and (ii) increase the stated value of the Series C Preferred Stock as stated herein.

At the Special Meeting, a vote will be taken on a proposal to amend the Charter to effect (i) the Series C Preferred Reverse Stock Split and (ii) the increase of the stated value of the Series C Preferred Stock as provided herein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE SERIES C PREFERRED REVERSE STOCK SPLIT.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock, Series C Preferred Stock or Series F Preferred Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Special Meeting except those that are set forth in the foregoing Notice of Special Meeting of Stockholders. If any other matters properly come before the Special Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our 2021 Annual Report, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Special Meeting or any adjournment thereof. The Company has retained Laurel Hill Advisory Group LLC (“Laurel Hill”) to assist with the solicitation of proxies for a project management fee of $7,500, plus reimbursement for out-of-pocket expenses. The Company may also engage Laurel Hill to solicit proxies by telephone for a reasonable additional fee determined on a per call basis. All solicitation costs will be borne by the Company.

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It is important that the proxies be returned promptly and that your shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

January 31, 2023	By Order of the Board of Directors,

/s/ Chia-Lin Simmons
Chia-Lin Simmons
Chief Executive Officer

Appendix A

ADDITIONAL INFORMATION REGARDING CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

As reported on the Current Report on Form 8-K of LogicMark, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 17, 2022 (“Auditor Current Report”), as amended by the Current Report on Form 8-K/A of the Company filed with the SEC on June 28, 2022, as of June 17, 2022, the audit committee of the board of directors of the Company (the “Audit Committee”) determined that it will no longer engage Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm and in connection therewith, determined to engage BPM LLP, which shall serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through June 17, 2022, there were (i) no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on the Company’s financial statements for such years, and (ii) except with respect to the material weaknesses in internal control over financial reporting described below, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

As previously disclosed in the Company’s annual reports on Form 10-K for the fiscal years ended December 31, 2021 and 2020, and quarterly reports for the quarters ended March 31, 2021, June 30, 2021, September 30, 2021, and March 31, 2022, the Company’s management identified material weaknesses resulting from control deficiencies, as follows: (i) historical difficulty accounting for complex accounting transactions due to a limited number of accounting personnel and limited segregation of duties within the department, (ii) the Company’s internal controls and procedures were not effective to detect the inappropriate application of U.S. GAAP; (iii) change of accounting software for one of the Company’s subsidiaries in 2021 and lack of proper controls in place to ensure the accounting data was transferred over completely and accurately; and (iv) after the end of 2021, the Company determined that the tax provision related to prior years, prepared by the Company’s tax advisors, was incorrect resulting in a non-cash adjustment to increase deferred tax liabilities and an offset to income tax expense. Upon identifying the material weaknesses, the Company’s management took remedial action, including (a) retaining Mark Archer in 2021 as its Interim Chief Financial Officer who subsequently became the Company’s permanent Chief Financial Officer, and who has over 40 years of financial and operational experience, including assignments in technology and consumer products companies in both private and public companies, and (b) retaining Armanino LLP, a regional public accounting firm, in August 2021 to function as its internal accounting department. Additional time is required to complete the Company’s staffing, fully document its systems, implement control procedures, and test its operating effectiveness before the Company can conclude that it has fully remediated its material weaknesses. The Audit Committee has discussed the material weakness with Marcum and BPM LLP, and the Company has authorized Marcum to respond fully to any inquiries, including the material weaknesses discussed above, made by BPM LLP.

During the years ended December 31, 2021 and 2020, and the subsequent interim period through the Engagement Date, neither the Company, nor anyone on its behalf, consulted with BPM regarding either (i) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, including the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

A-1

Appendix B

FORM OF

LOGICMARK, INC.

2023 STOCK INCENTIVE PLAN

ARTICLE One

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

A. The Plan is intended to promote the interests of the Corporation by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

B. Capitalized terms herein shall have the meanings assigned to such terms in the Appendix to the Plan.

II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

1. the Option Grant Program, under which eligible persons may, at the discretion of the Plan Administrator, be granted Options, and

2. the Restricted Stock Issuance Program, under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock, with or without restrictions, directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation or in full or partial consideration for services rendered to the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all Participants under the Plan.

III. ADMINISTRATION OF THE PLAN

A. The Plan shall be administered by the Plan Administrator, and upon the effective date of the Plan, the Plan Administrator shall initially be the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee.

Members of the Committee shall serve for such period of time as set forth in the by-laws of the Corporation and the Committee charter. The Board may also at any time terminate the Committee as Plan Administrator and reassume (or decide to return to the Committee) all powers and authority previously delegated. The Plan Administrator shall have the power to delegate authority to corporate officers of the Corporation to make grants to non-Named Executive Officers, on a quarterly basis, subject to post-grant ratification by the Board or the Committee.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding Options or stock issuances hereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any Option grant or stock issuance hereunder.

IV. ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

1. Employees,

2. non-Employee members of the Board or non-Employee members of the board of directors of any Parent or Subsidiary (if applicable), and

3. consultants and other independent contractors who provide services to the Corporation (or any Parent or Subsidiary, if applicable).

B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares of Common Stock to be covered by each such grant, the status of the granted Option as either an Incentive Option or a Non-Statutory Option, the time or times when each Option is to become exercisable, the vesting schedule (if any) applicable to the Option shares and the maximum term for which the Option is to remain outstanding, and (ii) with respect to shares of Common Stock issued under the Restricted Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares of Common Stock to be issued, the vesting schedule (if any) applicable to the issued shares of Common Stock and the consideration to be paid (if any) by the Participant for such shares.

C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect issuances of Common Stock in accordance with the Restricted Stock Issuance Program.

V. STOCK SUBJECT TO THE PLAN

A. The stock available for issuance under the Plan shall be shares of authorized but unissued, or reacquired, shares of Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 15% of the Corporation’s outstanding shares of Common Stock, which calculation shall be made on the first trading day of each new fiscal quarter of the Corporation. Notwithstanding the foregoing, the Common Stock available for issuance under the Plan as Incentive Options shall be 600,000 shares of Common Stock (the “ISO Pool”), which number of shares shall reduce the number of shares of Common Stock otherwise available for grant under the Plan.

B. Shares of Common Stock subject to outstanding Options shall be available for subsequent issuance under the Plan to the extent: (i) the Options expire or terminate for any reason prior to exercise in full; or (ii) the Options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Shares of Common Stock subject to outstanding Incentive Options shall be available for subsequent issuance under the Plan from the ISO Pool to the extent: (i) the Options expire or terminate for any reason prior to exercise in full; or (ii) the Options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares of Common Stock granted under the Plan and subsequently repurchased by the Corporation, at the applicable original grant price per share, pursuant to the Corporation’s repurchase rights under the Plan, or shares of Common Stock which are forfeited by a Participant, shall be added back to the number of shares of Common Stock reserved for issuance under Article One, Section V.A of the Plan and shall accordingly be available for reissuance through one or more subsequent Option grants or stock issuances under the Plan. Shares of Common Stock that have been actually issued under this Plan and are vested shall not be returned to the share reserve for future grants under this Plan.

C. Should any change be made to the Common Stock by reason of a Recapitalization, appropriate adjustments, if deemed necessary by the Plan Administrator, shall be made to: (i) the maximum number and/or class of securities issuable under the Plan, including the ISO Pool; and (ii) the number and/or class of securities, vesting schedule and the Exercise Price in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding, and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

ARTICLE Two

OPTION GRANT PROGRAM

I. OPTION TERMS

The Plan Administrator shall have the authority to grant to Participants Options under the Option Grant Program. Each Option grant shall be evidenced by an Agreement between the Participant and the Corporation and approved by the Plan Administrator; provided, however, that each Agreement shall comply with the terms specified below. Each Agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such Options.

A. Exercise Price.

1. The Exercise Price shall be fixed by the Plan Administrator as of the Grant Date.

2. The Exercise Price shall become immediately due upon exercise of the Option and shall, subject to the provisions of Section I of Article Four and the applicable Agreement evidencing such Option grant, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the Option is exercised, then the Exercise Price may also be paid as follows:

(a) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(b) to the extent such Option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a brokerage firm designated by the Corporation to effect the immediate sale of such purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for such purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) if applicable, to the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm in order to complete the sale, or to the Corporation’s transfer agent to be maintained electronically or in book entry form.

Except to the extent such sale and remittance procedure is utilized and unless otherwise provided in the applicable Agreement, payment of the Exercise Price for the purchased shares of Common Stock must be made on the Exercise Date.

(c) in the case of a Non-Statutory Option, by delivery of a notice of “net exercise” to the Corporation, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised less (ii) such number of shares as is equal to (x) the aggregate exercise price for the portion of the Option being exercised divided by (y) the value of the Common Stock on the date of exercise and, at the election of the Participant, less (ii) such number of shares as is equal in value to the withholding obligation (if any).

B. Exercise and Term of Options. Each Option shall be exercisable at such time or times, during such period and for such number of shares of Common Stock as shall be determined by the Plan Administrator and set forth in the applicable Agreement evidencing an Option grant. However, no Option shall have a term in excess of ten years measured from the Grant Date

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any Options held by the Optionee at the time of cessation of Service or death:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Material Misconduct, then the Optionee shall have a period of three months following the date of such cessation of Service during which to exercise each outstanding Option held by such Optionee.

(b) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of 12 months following the date of such cessation of Service during which to exercise each outstanding Option held by such Optionee.

(c) If the Optionee dies while holding an outstanding Option, then the personal representative of such Optionee’s estate or the Person or Persons to whom the Option is transferred pursuant to such Optionee’s will or the laws of inheritance or such Optionee’s designated beneficiary or beneficiaries of such Option shall have a 12-month period following the date of such Optionee’s death to exercise such Option.

(d) Under no circumstances, however, shall any such Option be exercisable after the specified expiration of the Option term.

(e) During the applicable post-Service exercise period, such Option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which such Option is exercisable on the date of such Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the Option term, such Option shall terminate and cease to be outstanding for any vested shares of Common Stock for which such Option has not been exercised. However, such Option shall, immediately upon such Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all shares of Common Stock for which such Option is not otherwise at the time exercisable or in which such Optionee is not otherwise at that time vested.

(f) Should an Optionee’s Service be terminated for Material Misconduct or should an Optionee otherwise engage in Material Misconduct while holding one or more outstanding Options under the Plan, then all such Options shall terminate immediately and cease to remain outstanding.

2. The Plan Administrator shall have the discretion, exercisable either at the time an Option is granted or at any time while an Option remains outstanding, to:

(a) extend the period of time for which an Option is to remain exercisable following an Optionee’s cessation of Service or death from the limited period otherwise in effect for such Option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of such Option’s term; and

(b) permit such Option to be exercised, either on a cash or cashless basis, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Option is exercisable at the time of such Optionee’s cessation of Service, but also with respect to one or more additional installments in which such Optionee would have vested under such Option had such Optionee continued in Service.

D. Stockholder Rights. The holder of an Option shall have no stockholder rights with respect to the shares of Common Stock subject to an Option until such holder shall have exercised such Option, paid the Exercise Price, and become the recordholder of such shares of Common Stock issued upon exercise of such Option.

E. Unvested Shares. The Plan Administrator shall have the discretion to grant Options which are exercisable for restricted shares of Common Stock issued under the Restricted Stock Issuance Program and subject to the Article Three of the Plan.

F. Limited Transferability of Options. An Incentive Option shall be exercisable only by the Optionee during such Optionee’s lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following such Optionee’s death. Upon approval by the Plan Administrator, a Non-Statutory Option may be assigned in whole or in part during an Optionee’s lifetime to one or more members of such Optionee’s family or to a trust established exclusively for one or more such family members or to such Optionee’s former spouse, to the extent such assignment is in connection with such Optionee’s estate plan or pursuant to a domestic relations order. Such assigned portion may only be exercised by the Person or Persons who acquire a proprietary interest in the Non-Statutory Option pursuant to such assignment. The terms applicable to such assigned portion shall be the same as those in effect for such Option immediately prior to such assignment and shall be set forth in the Agreement entered into with the Participant. Notwithstanding the foregoing, an Optionee may also designate one or more Persons as the beneficiary or beneficiaries of such Optionee’s outstanding Options under the Plan and such Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon such Optionee’s death while holding such Options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable Agreement evidencing each such transferred Option, including (without limitation) the limited time period during which each such Option may be exercised following such Optionee’s death.

II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees of the Corporation or an ISO Subsidiary

B. Exercise Price. The Exercise Price shall not be less than 100% of the Fair Market Value on the Grant Date; provided, however, that if Optionee is a 10% Stockholder, then the Exercise Price shall not be less than 110% of the Fair Market Value on the Grant Date.

C. Term. No Incentive Option shall expire later than 10 years from its Grant Date, and no Incentive Option granted to a 10% Stockholder shall expire later than 5 years from its date of Grant Date.

D. Notice of Incentive Option Disposition. The Participant must notify the Corporation promptly in the event that the Participant sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an Incentive Option before the later of (i) the second anniversary of the Grant Date of the Incentive Option and (ii) the first anniversary of the date on which shares of Common Stock were issued upon such Participant’s exercise of such Incentive Option.

E. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) for which one or more Incentive Options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Options shall be applied on the basis of the order in which such Options are granted.

III. CHANGE IN CONTROL

A. Subject to explicit approval by the Board of Directors or if explicitly provided for in any Agreement, an Option outstanding under the Plan at the time of a Change in Control may automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control transaction, become exercisable for all of the shares of Common Stock at the time subject to such Option and may be exercised for any or all of the underlying shares of Common Stock. However, an outstanding Option shall not vest on such an accelerated basis if and to the extent: (i) such Option is assumed by the successor corporation (or parent thereof) in the Change in Control transaction; (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Change in Control transaction; or (iii) the acceleration of such Option is subject to other limitations in the applicable Agreement or imposed by the Plan Administrator at the time of the Option’s grant.

B. Immediately following the consummation of a Change in Control, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

C. The Plan Administrator shall also have full power and authority, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to structure such Option such that it will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of a Change in Control transaction in which the Option is assumed. Any Option so accelerated shall remain exercisable until the expiration or sooner termination of the Option’s term.

D. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Statutory Option under U.S. federal tax laws.

E. The grant of Options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options covering the same or different number of shares of Common Stock, but with an Exercise Price based on the Fair Market Value on the new Grant Date.

ARTICLE Three

RESTRICTED STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

The Plan Administrator shall have authority to issue shares of Common Stock to eligible persons under the Restricted Stock Issuance Program through direct and immediate issuances or pursuant to the exercise of an Option as set forth in an Agreement governing the grant of the Option. Each such stock issuance shall be evidenced by an Agreement which complies with the terms specified below.

A. Purchase Price.

1. The price per share of Common Stock, if any, shall be fixed by the Plan Administrator and set forth in the Agreement.

2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Restricted Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation

(b) cash equivalent (including the Participant’s purchase-money indebtedness); or

(c) past services rendered to the Corporation (or any Parent or Subsidiary).

B. Vesting Provisions.

1. Shares of Common Stock issued under the Restricted Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Restricted Stock Issuance Program which is more restrictive than vesting at a rate of 20% per year, with initial vesting to occur not later than one year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-Employee Board members, or independent contractors.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of a Recapitalization shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Restricted Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Restricted Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then such shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to such shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares or, if less, the then-Fair Market Value of the shares.

5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant’s interest in such shares of Common Stock to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II. CHANGE IN CONTROL

A. Subject to explicit approval by the Board or if explicitly provided for in any Agreement, upon the occurrence of a Change in Control, all outstanding repurchase rights under the Restricted Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately be treated according to the terms of any Agreement that is in effect between a Participant and the Corporation at the time of such Change in Control. Alternatively, the Board may determine that the repurchase and other rights of the Corporation with respect to outstanding restricted shares of Common Stock shall inure to the benefit of the Corporation’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Change in Control in the same manner and to the same extent as they applied to the restricted shares of Common Stock.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares of Common Stock are issued or any time while the Corporation’s repurchase rights with respect to such shares remain outstanding, to provide that such rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to such terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Change in Control transaction in which such repurchase rights are assigned to the successor corporation (or parent thereof).

III. SHARE ESCROW/LEGENDS

Unvested shares of Common Stock issued pursuant to the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates or noted in book-entry form evidencing such unvested shares.

ARTICLE Four

MISCELLANEOUS

I. EFFECTIVE DATE AND TERM OF PLAN

A. The Plan shall become effective when adopted by the Board, but no Option granted under the Plan may be exercised, and no shares of Common Stock shall be issued under the Plan or pursuant to any Agreement, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within 12 months after the date of the Board’s adoption of the Plan, then all Options previously granted under the Plan shall terminate and cease to be outstanding, and no further Options shall be granted and no shares of Common Stock shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant Options and issue shares of Common Stock under the Plan at any time after the effective date of the Plan and prior to the termination of the Plan.

B. The Plan shall terminate upon the earliest of the (i) expiration of the ten-year period measured from the effective date of the Plan and (ii) the failure to obtain stockholder approval of the Plan within 12 months after the effective date of the Plan. All Options and unvested restricted stock issuances outstanding at the time of such termination shall continue to have full force and effect in accordance with the provisions of the documents evidencing such Options or issued shares.

II. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Options or unvested stock issuances at the time outstanding under the Plan unless the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

B. Options may be granted under the Option Grant Program and restricted shares of Common Stock may be issued under the Restricted Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares of Common Stock issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within 12 months after the date the first such excess grants or issuances are made, then: (i) any unexercised Options granted on the basis of such excess shares shall terminate and cease to be outstanding; and (ii) the Corporation shall promptly refund to the applicable Participants the price paid by them for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable federal “short term rate”) for the period such shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

III. USE OF PROCEEDS

All cash proceeds received by the Corporation as a result of the grant or issuance of shares of Common Stock pursuant to the Plan shall be used for general corporate purposes.

IV. WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any Options granted under the Plan or upon the issuance or vesting of any shares of Common Stock issued under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

V. REGULATORY APPROVALS

The implementation of the Plan, the granting of any Options under the Plan and the issuance of any shares of Common Stock: (i) upon the exercise of any Option; or (ii) under the Restricted Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Agreements, the Options and shares of restricted Common stock granted under the Plan and pursuant to such Agreements.

VI. NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon any Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such Participant) or of any Participant, which rights are hereby expressly reserved by each, to terminate such Participant’s Service at any time for any reason, with or without cause.

LOGICMARK, INC.

2023 STOCK INCENTIVE PLAN

DEFINITIONS

APPENDIX

The following defined terms shall have the meanings ascribed to them below when used in the Plan:

A. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any ISO Subsidiary).

B. 1933 Act shall mean the Securities Act of 1933, as amended.

C. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

D. Agreement shall mean each agreement that is entered into between a Participant and the Corporation in connection with a grant of an Option or restricted shares of Common Stock under the Plan, as applicable, and which is subject to the terms of the Plan.

E. Board shall mean the Corporation’s board of directors.

F. Change in Control shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i) a merger, consolidation or similar transaction or event whereby stockholders of the Corporation beneficially owning, directly or indirectly, more than 50% of the total combined voting power of the Corporation’s outstanding securities sell, transfer or otherwise dispose such securities to a Person or Persons who are different from such stockholders holding such securities immediately prior to such transaction, such that immediately following such transaction, such stockholders hold less than 50% of the combined voting power of the Corporation’s outstanding securities; or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation;

provided that a Recapitalization shall not be deemed to be a Change in Control unless it occurs in connection with clauses (i) and (ii) above.

G. Code shall mean the Internal Revenue Code of 1986, as amended.

H. Committee shall initially mean the compensation committee of the Board.

I. Common Stock shall mean the Corporation’s common stock, par value $0.0001 per share.

J. Corporation shall mean LogicMark, Inc., a Delaware corporation, and any successor entity to all or substantially all of the assets or voting stock of the Corporation, which shall by appropriate action adopt the Plan upon the completion of the acquisition of such assets or voting stock.

K. Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

L. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

M. Exercise Date shall mean the date on which the Corporation shall have received written notice of the Option exercise by the Option holder.

N. Exercise Price shall mean the exercise price payable per share of Common Stock subject to the Option, as specified in the Grant Notice.

O. Fair Market Value shall mean the price per share of the Common Stock on any relevant date, which shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted, or if the Stock is not quoted on any such system, by the Pink OTC Markets Inc.

(iii) If the Common Stock is at the time not listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

P. Grant Date shall mean the date of grant of the Option specified in each Agreement.

Q. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced thereby.

R. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

S. Involuntary Termination shall mean the termination of the Service of any Participant which occurs by reason of:

(i) such Participant’s involuntary dismissal or discharge by the Corporation for reasons other than Material Misconduct; or

(ii) such individual’s voluntary resignation following (a) a change in such Participant’s position or role with the Corporation (or Parent or Subsidiary employing such individual) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (b) a reduction in such Participant’s level of compensation (including base salary, fringe benefits and target bonus under any performance-based bonus or incentive programs) by more than 15% or (c) a relocation of such Participant’s place of employment by more than 50 miles, provided such change, reduction or relocation is effected without such Participant’s consent.

T. ISO Pool shall have the meaning set forth in Article I, Section V of the Plan.

U. ISO Subsidiary shall have the meaning described in Section 424(e) or Section 424(f) of the Code.

V. Material Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such Participant that adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Participant or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Material Misconduct.

W. Named Executive Officers shall have the meaning ascribed to such term by Item 402(a)(3) of Regulation S-K promulgated by the SEC.

X. Non-Statutory Option shall mean an Option not intended to satisfy the requirements of Code Section 422.

Y. Option shall mean either a Non-Statutory Option or an Incentive Option, which may be granted to a Participant under the Option Grant Program and is subject to such Participant’s applicable Agreement.

Z. Option Grant Program shall mean the Option program in effect under the Plan.

AA. Optionee shall mean the Participant to whom an Option is granted under the Option Grant Program.

BB. Parent shall mean any corporation or other legal entity (other than the Corporation) in an unbroken chain of such entities ending with the Corporation, provided each such entity in such unbroken chain (other than the Corporation) owns, at the time of the determination, shares of capital stock or other interest, as applicable, equal to 50% or more of the total combined voting power of all classes of stock or other interest, as applicable, in one of the other legal entities in such chain.

CC. Participant shall mean any person who is awarded or granted shares of Common Stock under the Restricted Stock Issuance Program or an Option under the Option Grant Program.

DD. Permitted Transfer shall mean any of the following transactions effected by a Participant:

(i) a gratuitous transfer of an Option or restricted shares of Common Stock originally received by such Participant from the Company under the Plan, provided that such Participant obtains the Corporation’s prior written consent to such transfer,

(ii) a transfer of title of an Option or restricted shares of Common Stock originally received by such Participant from the Company under the Plan effected pursuant to such Participant’s will or the laws of inheritance following such Participant’s death or

(iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by such Participant in connection with the acquisition of the Option or restricted shares of Common Stock.

EE. Person shall mean “person”, as such term is defined in Sections 13(d) and 14(d) of the 1934 Act (other than the Corporation, any subsidiary of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation).

FF. Plan shall mean the Corporation’s 2023 Stock Incentive Plan.

GG. Plan Administrator shall mean either the Board or the Committee.

HH. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

II. Restricted Stock Issuance Program shall mean the restricted Common Stock issuance program in effect under the Plan.

JJ. SEC shall mean the U.S. Securities and Exchange Commission.

KK. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

LL. Stock Exchange shall mean any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing), as applicable.

MM. Subsidiary shall mean any corporation or other legal entity (other than the Corporation) in an unbroken chain of such entities beginning with the Corporation, provided each such entity (other than the last entity) in such unbroken chain owns, at the time of the determination, shares of capital stock or other interest, as applicable, equal to 50% or more of the total combined voting power of all classes of stock or other interest, as applicable, in one of the other legal entities in such chain.

Appendix C

FORM OF

Agreement and plan of Merger

This Agreement and Plan of Merger (“Agreement”), is effective as of [•], 2023, by and between LogicMark, Inc., a Delaware corporation (“Merging Corporation”), and LogicMark, Inc., a Nevada corporation and wholly-owned subsidiary of Merging Corporation (the “Surviving Corporation”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”) and Chapter 92A.190 of the Nevada Revised Statutes (the “NRS”). Surviving Corporation and Merging Corporation are sometimes referred to herein collectively as the “Constituent Entities”.

RECITALS

WHEREAS, Merging Corporation, duly organized and existing under the laws of the State of Delaware, desires to reincorporate as a Nevada corporation and has formed Surviving Corporation in order to effectuate such reincorporation;

WHEREAS, the board of directors of each of Merging Corporation and Surviving Corporation deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that Merging Corporation be merged with and into Surviving Corporation, upon the terms and subject to the conditions herein stated, and that Surviving Corporation be the surviving corporation after such merger (the “Merger”);

WHEREAS, the board of directors and stockholders of each of Merging Corporation and Surviving Corporation have approved this Agreement and the Merger pursuant to the DGCL and the NRS, as applicable, and all other applicable laws and regulations; and

WHEREAS, the Merger is intended to qualify as a “reorganization” under, an d within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended (including the Treasury Regulations in effect thereunder, the “Code”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

MERGER AND RELATED MATTERS

1.1 Upon the terms and subject to the conditions of this Agreement, Merging Corporation and Surviving Corporation shall cause the Merger to be consummated by causing the articles of merger (or equivalent documents) (the “Nevada Articles of Merger”) to be duly prepared and executed in accordance with the NRS and filed with the Secretary of State of the State of Nevada and shall cause the certificate of merger (or equivalent documents) to be duly prepared and executed in accordance with the DGCL and filed with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”, and together with the Nevada Articles of Merger, the “Merger Certificates”) as soon as practicable on or after the Closing Date (as defined in Section 2 hereof). The Merger shall become effective upon the date and time specified in the Merger Certificates (the “Effective Time”).

1.2 At the Effective Time, Merging Corporation shall merge with and into Surviving Corporation, whereupon the separate existence of Merging Corporation shall cease to exist. Surviving Corporation shall succeed to, and shall possess and be vested with, as applicable, without further act, deed or other transfer, all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities, authority and powers of Merging Corporation, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of Merging Corporation, including, without limitation, all outstanding indebtedness of Merging Corporation. All property of every description and every interest therein of Merging Corporation on whatever account shall thereafter be deemed to be held by or transferred to, as the case may be, and vested in, Surviving Corporation. Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of Merging Corporation, including, but not limited to, all federal, state and local laws, rules and regulations that were applicable to Merging Corporation immediately prior to the Effective Time (only to the extent such laws, rules and regulations continue to be applicable to the business, operations and securities of Surviving Corporation); and any claim existing or action or proceeding pending by or against any of Merging Corporation may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of Merging Corporation shall be impaired by the Merger. From time to time prior to the Effective Time, as and when required by the Surviving Corporation or by its successors and assigns, Merging Corporation shall execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to carry out the intent and purposes of this Agreement.

1.3 Surviving Corporation shall maintain a copy of this Agreement at its principal executive office and shall provide a copy of this Agreement to the shareholders of any of the Constituent Entities upon written request by such shareholders and without charge.

ARTICLE II

CLOSING; REPRESENTATIONS AND WARRANTIES

2.1 The Closing. The closing of the Merger (the “Closing”) shall, unless otherwise agreed, take place at the offices of Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019 at 10:00 A.M., local time, on the day which the last of the conditions set forth in Article 4 hereof is fulfilled or waived (subject to applicable law), or at such other time and place and on such other date as the parties hereto shall mutually agree (the “Closing Date”).

2.2 Representations and Warranties of Merging Corporation. Merging Corporation represents and warrants to Surviving Corporation as follows:

(a) Merging Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the state of its organization, has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership, or leasing of its properties, makes such qualifications necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a material adverse effect with respect to Merging Corporation.

(b)(i) Merging Corporation has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Merging Corporation. This Agreement has been duly executed and delivered by Merging Corporation and assuming that this Agreement constitutes the valid and binding agreement of Surviving Corporation, constitutes a valid and binding obligation of Merging Corporation enforceable in accordance with its terms, except that the enforcement hereof may be limited to: (A) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(b)(ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Merging Corporation will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation (any such conflict, violation, default, right of termination, cancellation or acceleration, a “Violation”), pursuant to any provision of the certificate of incorporation or by-laws of Merging Corporation, each as amended to date, result in any Violation of any agreement to which Merging Corporation is a party, or any law applicable to Merging Corporation or its assets, in each case which could reasonably be expected to have a material adverse effect with respect to Merging Corporation.

(b)(iii) No consent, approval, or authorization from any governmental authority is required by or with respect to Merging Corporation in connection with the execution and delivery of this Agreement by Merging Corporation or the consummation by Merging Corporation of the transactions contemplated hereby, except for the filing of the Merger Certificates.

2.3 Representations and Warranties of Surviving Corporation. Surviving Corporation represents and warrants to Merging Corporation as follows:

(a) Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the state of its organization, has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership, or leasing of its properties, makes such qualifications necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a material adverse effect with respect to Surviving Corporation.

(b)(i) Surviving Corporation has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Surviving Corporation. This Agreement has been duly executed and delivered by Surviving Corporation and assuming that this Agreement constitutes the valid and binding agreement of Merging Corporation, constitutes a valid and binding obligation of Surviving Corporation enforceable in accordance with its terms, except that the enforcement hereof may be limited to: (A) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(b)(ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Surviving Corporation will not conflict with, or result in any Violation pursuant to any provision of the articles of organization or bylaws of Surviving Corporation, each as amended to date, result in any Violation of any agreement to which Surviving Corporation is a party, or any law applicable to Surviving Corporation or its assets, which could reasonably be expected to have a material adverse effect with respect to Surviving Corporation.

(b)(iii) No consent, approval, or authorization from any governmental authority is required by or with respect to Surviving Corporation in connection with the execution and delivery of this Agreement by Surviving Corporation, or the consummation by Surviving Corporation of the transactions contemplated hereby, except for the filing of the Merger Certificates.

ARTICLE III

MANAGEMENT AND BUSINESS OF SURVIVING CORPORATION

3.1 Charter and Bylaws. The articles of incorporation (the “Nevada Articles of Incorporation”) and bylaws (“Nevada Bylaws”) of Surviving Corporation as in effect prior to the Effective Time shall be and remain the articles of incorporation and bylaws, respectively, of Surviving Corporation.

3.2 Officers and Directors. The officers and directors of Merging Corporation immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the provisions of the NRS, all other applicable laws and regulations, the Nevada Articles of Incorporation and the Nevada Bylaws.

3.3 Committees. Each committee of the board of directors of Merging Corporation existing immediately prior to the Effective Time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of Surviving Corporation, consisting of the members of such committee of Merging Corporation immediately prior to the Effective Time and governed by the charter of such committee of Merging Corporation in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of Surviving Corporation.

3.4 Other Operations. The corporate policies, employees, business, operations and material agreements and other relationships of Merging Corporation, effective immediately prior to the Effective Time shall continue in all material respects as those of the Surviving Corporation immediately following the Effective Time.

ARTICLE IV

CONDITIONS PRECEDENT TO MERGER

4.1 Conditions Precedent to Obligations of each of the Constituent Entities. The respective obligations of the Constituent Entities to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

(a) This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the stockholders of each of the Constituent Entities pursuant to the DGCL and the NRS, as applicable, the articles of incorporation, certificate of incorporation and bylaws, as applicable, of each of the Constituent Entities, and all other applicable laws and regulations.

(b) No claim, action, suit, proceeding, arbitration, or litigation has been threatened to be filed, has been filed or is proceeding which has arisen in whole or in part out of, or pertaining to the performance of obligations hereunder or the consummation of the transactions contemplated hereby.

(c) No statute, rule, regulation, or order of any kind shall have been enacted, issued, entered, promulgated or enforced by any governmental entity which prohibits the consummation of the Merger and which is in effect at the Effective Time.

(d) Receipt of approval by The Nasdaq Stock Market LLC of the provisions of this Agreement and the transactions contemplated hereby.

4.2 Conditions to obligations of Surviving Corporation. The obligations of Surviving Corporation to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

(a) The representations and warranties of Merging Corporation set forth in this Agreement shall be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

(b) Merging Corporation shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

4.3 Conditions to Obligations of Merging Corporation. The obligations of Merging Corporation to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

(a) The representations and warranties of Surviving Corporation set forth in this Agreement shall be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

(b) Surviving Corporation shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

ARTICLE V

CONVERSION OF MERGING CORPORATION SECURITIES

5.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Entities or the stockholders of the Constituent Entities:

(a) Each one (1) share of common stock, par value $0.0001 per share, of Merging Corporation outstanding immediately prior to the Effective Time (“Merging Corporation Common Stock”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of Surviving Corporation (“Surviving Corporation Common Stock”), and all outstanding shares of Merging Corporation Common Stock immediately prior to the Effective Time shall be cancelled and retired and the certificates therefor, if any, shall be surrendered to Merging Corporation and cancelled, without the issuance of any additional ownership interests thereof.

(b) Each one (1) share of preferred stock, par value $0.0001 per share, of Merging Corporation outstanding immediately prior to the Effective Time (“Merging Corporation Preferred Stock”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) fully paid and non-assessable share of preferred stock, par value $0.0001 per share, of Surviving Corporation (“Surviving Corporation Preferred Stock”), and all outstanding shares of Merging Corporation Preferred Stock immediately prior to the Effective Time shall be cancelled and retired and the certificates therefor, if any, shall be surrendered to Merging Corporation and cancelled, without the issuance of any additional ownership interests thereof.

(c) At the Effective Time, each option, warrant and other security or instrument of the Merging Corporation granting the holder thereof the right to acquire Merging Corporation Common Stock (or other Merging Corporation securities) outstanding immediately prior to the Effective Time (collectively, the “Merging Corporation Securities”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a corresponding option, warrant and other security or instrument of the Surviving Corporation granting the holder thereof the right to acquire an equivalent number of shares of Surviving Corporation Common Stock (or other Surviving Corporation securities) as the number of shares of Merging Corporation Common Stock underlying such Merging Corporation Securities (collectively, the “Surviving Corporation Securities”). Notwithstanding any term of any agreement, instrument or other document to which such Merging Corporation Securities was subject immediately prior to the Effective Time that provides otherwise, immediately following the Effective Time, each of the Surviving Corporation Securities shall have the same terms and conditions as those of the applicable Merging Corporation Securities, including any vesting and forfeiture conditions. Neither the execution of this Agreement, the consummation of the Merger, nor any other transaction contemplated herein is intended, or shall be deemed, to constitute a “change in control” (or term of similar import) under any agreement to which any Merging Corporation Securities is subject.

5.2 Cancellation of Merging Corporation Securities. At the Effective Time, all rights with respect to the Merging Corporation Common Stock, the Merging Corporation Preferred Stock and the Merging Corporation Securities shall cease and terminate, and the Merging Corporation Common Stock, the Merging Corporation Preferred Stock and the Merging Corporation Securities shall no longer be deemed to be outstanding, whether or not the certificate(s), if any, representing such shares of capital stock have been surrendered to Merging Corporation.

ARTICLE VI
TAX MATTERS

6.1 Plan of Reorganization. This Agreement is intended to constitute a plan of reorganization for purposes of Treasury Regulations Section 1.368-2(g) and Sections 354, 361, and 368 of the Code, and the Merger is intended to constitute a reorganization under Section 368(a) of the Code. Each party hereto shall perform, and shall cause its affiliates to perform, its United States federal income tax reporting and conforming state tax reporting in accordance with such treatment unless otherwise required by a determination as defined in Section 1313(a) of the Code.

ARTICLE VII

MISCELLANEOUS

7.1 Governing Law. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule thereof, and interpreted consistent with the intent that the Merger qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code.

7.2 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of capital stock or other securities of Merging Corporation, or (b) alter or change any provision of the Nevada Articles of Incorporation or Nevada Bylaws that will become effective immediately following the Merger other than as provided herein. No amendment or waiver to this Agreement shall be effective unless it is in writing, identified as an amendment or waiver to this Agreement and signed by an authorized representative of each party hereto.

7.3 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights, benefits or remedies hereunder.

7.4 Expenses. If the Merger becomes effective, Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Merging Corporation shall pay all expenses incurred in connection with all the proceedings taken in respect of this Agreement or relating thereto.

7.5 Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

7.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

7.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of such parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

7.8 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after either party hereto obtains stockholder approval of this Agreement, upon the consent of the board of directors of Merging Corporation and Surviving Corporation.

7.9 Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.10 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, each of the parties hereto and their respective successors and assigns. Each party hereto may assign any or all of its rights under this Agreement to any transferee, provided such transferee agrees in writing to be bound by the provisions hereof that apply to such transferee.

7.11 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

[Signature page follows]

In witness whereof, each of the parties hereto has executed this Agreement as of the date first set forth above.

LOGICMARK, INC., a Delaware corporation		LOGICMARK, INC., a Nevada corporation

By:		By:
	Chia-Lin Simmons, President			,
President

Appendix D

FORM OF

ARTICLES OF INCORPORATION
OF
logicmark, inc.

Article I

The name of the corporation is LogicMark, Inc. (the “Company”).

Article II

The address of the Company’s registered office in the State of Nevada is 50 W. Liberty Street, Suite 750, Reno, NV 89501. The name of the Company’s registered agent at such address is Rew R. Goodenow.

Article III

The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“NRS”) Chapter 78 of the State of Nevada, as amended (the “ACT”).

Article IV

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock (each as defined below). The total number of shares of capital stock that the Company is authorized to issue is 110,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (“Preferred Stock”). Subject to (i) any rights of the holders of any series of Preferred Stock pursuant to a certificate of designation currently in effect establishing such series of Preferred Stock in accordance with the ACT (a “Certificate of Designation”) and (ii) any provision of the ACT requiring otherwise, the number of authorized shares of any of the Common Stock or Preferred Stock (or series thereof) may be increased or decreased (but not below the applicable number of shares thereof then outstanding) by the vote required by the holders of such shares of such Common Stock or Preferred Stock pursuant to the Company’s bylaws (as may be further amended, restated, modified or supplemented from time to time, the “Bylaws”).

Section 2. Common Stock.

(a) Ranking. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of any series of the Preferred Stock as may be designated by the Board upon any issuance of the of any series of Preferred Stock.

(b) Voting. Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting. Notwithstanding any other provision of these articles of incorporation (as may be further amended, restated, modified or supplemented from time to time, the “Articles of Incorporation”) to the contrary, the holders of Common Stock will not be entitled to vote on any amendment to these Articles of Incorporation (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Certificate of Designation) or the ACT.

(c) Dividends. Subject to the rights of the holders of any series of Preferred Stock, holders of shares of Common Stock will be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor.

(d) Liquidation. Subject to the rights of the holders of Preferred Stock, shares of Common Stock will be entitled to receive the assets and funds of the Company available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Company, as such terms are used in this Article IV, Section 2(d), will not be deemed to be occasioned by or to include any consolidation or merger of the Company with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

Section 3. Preferred Stock. The Preferred Stock may be issued in one or more series. The Board is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, powers, preferences and relative participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

(a) the number of shares of any series of Preferred Stock and the designation to distinguish the shares of such series from the shares of all other series of Preferred Stock;

(b) the voting powers, if any, of holders of such series of Preferred Stock and whether such voting powers are full or limited in such series;

(c) the redemption provisions, if any, applicable to such series of Preferred Stock, including the redemption price or prices to be paid;

(d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series of Preferred Stock, and the dates and preferences of dividends on such series;

(e) the rights of such series of Preferred Stock upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

(f) the provisions, if any, pursuant to which the shares of such series of Preferred Stock are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(g) the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;

(h) the provisions, if any, of a sinking fund applicable to such series of Preferred Stock; and

(i) any other relative, participating, optional, or other special powers, preferences or rights and qualifications, limitations, or restrictions thereof;

all as may be determined from time to time by the Board and stated or expressed in the Certificate of Designation governing such series of Preferred Stock.

Article V

The Board may make, amend and repeal the Bylaws. Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended) or by the stockholders in the manner provided in the Bylaws.

Article VI

Section 1. General. The business and affairs of the Company will be managed by or under the direction of the Board.

Section 2. Number. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Certificate of Designation, the Board shall consist of one or more members, the exact the number of the directors which shall be fixed from time to time in the manner provided in the Bylaws of the Company.

Article VII

To the full extent permitted by the ACT and any other applicable law currently or hereafter in effect, no director or officer of the Company will be personally liable to the Company or its stockholders for or with respect to any breach of fiduciary duty or other act or omission as a director. No repeal or modification of this Article VII will adversely affect the protection of any director provided hereby in relation to any breach of fiduciary duty or other act or omission as a director occurring prior to the effectiveness of such repeal or modification. If any provision of the ACT is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors will be eliminated or limited to the fullest extent permitted by the ACT, as so amended.

Article VIII

Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or as a manager of a limited liability company (each, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity or any other capacity while serving as such a director, officer, employee, manager or agent, shall be indemnified by the Company and to the fullest extent permitted or required by the ACT and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”), provided, however, that, except as provided in Section 4 of this Article VIII with respect to Proceedings to enforce rights to indemnification, the Company will indemnify any such Indemnitee pursuant to this Section 1 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

Section 2. Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this Article VIII will include the right to advancement by the Company of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”), provided, however, that, if the ACT so requires, an Advancement of Expenses incurred by an Indemnitee in such person’s capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation, service to an employee benefit plan) will be made pursuant to this Section 2 only upon delivery to the Company of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it is ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 2 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 1 of this Article VIII with respect to the related Proceeding or the absence of any prior determination to the contrary.

Section 3. Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 1 and 2 of this Article VIII are contract rights and such rights will continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and will inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 4. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period will be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee will be entitled to the fullest extent permitted or required by the ACT, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader reimbursements of prosecution or defense expenses than such law permitted the Company to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it will be a defense that, and (b) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company will be entitled to recover such expenses, without interest, upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the ACT. Neither the failure of the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the ACT, nor an actual determination by the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, will create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Company to recover an Advancement of Expenses hereunder pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, will be on the Company.

Section 5. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article VIII will not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Articles of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this Article VIII will limit or otherwise affect any such other right or the Company’s power to confer any such other right.

Section 6. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the ACT.

Section 7. No Duplication of Payments. The Company will not be liable under this Article VIII to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.

Article IX

Unless the Company consents in writing to the selection of an alternative forum, (a) the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada, will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or to the Company’s stockholders, or (iii) any action, suit or proceeding arising pursuant to any provision of the ACT or the Bylaws or these Articles of Incorporation (as either may be amended and/or restated from time to time); and (b) subject to the preceding provisions of this Article IX, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder will be deemed to have consented to (1) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (2) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Company will be deemed to have notice of and consented to this Article IX. Notwithstanding the foregoing, the provisions of this Article IX will not apply to suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Article X

Section 1. Inapplicability Of Combinations with Interested Stockholders and Acquisition of Controlling Interest Statutes. At such time, if ever, as the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427), the Company expressly elects that it shall not be subject to, or governed by, any of the provisions in NRS Sections 78.411 through 78.444 (Combinations with Interested Stockholders), inclusive, as amended from time to time, or any successor statutes. The Company expressly elects that it shall not be subject to, or governed by, any of the provisions in NRS Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), inclusive, as amended from time to time, or any successor statutes.

Appendix E

FORM OF

LOGICMARK, INC.

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK

PURSUANT TO SECTION 78.1955 OF THE
nevada revised statutes

LogicMark, Inc. (the “Company”), a corporation organized and existing under the Nevada Revised Statutes of the State of Nevada (the “NRS”), does hereby certify that, pursuant to authority conferred upon the Company’s board of directors (the “Board”) by the Company’s articles of incorporation, (the “Charter”), and pursuant to NRS 78.1955, the Board adopted resolutions (i) designating a new series of the Company’s previously authorized preferred stock, par value $0.0001 per share (the “Preferred Stock”), and (ii) providing for the designations, preferences, and relative, optional or other rights, and the qualifications, limitations or restrictions thereof, of 2,000 shares of Series C Non-Convertible Voting Preferred Stock of the Company, as follows:

RESOLVED, that the Company is designating 2,000 shares of Preferred Stock as Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share, which shall have the following terms, designations, preferences and other special rights:

Series C Preferred Stock

1. DESIGNATION AND NUMBER. A series of Preferred Stock, designated as the “Series C Non-Convertible Voting Preferred Stock”, par value $0.0001 per share (the “Series C Preferred Stock”), is hereby established. The total number of designated shares of Series C Preferred Stock shall be 2,000.

2. RANK. The Series C Preferred Stock shall, with respect to dividend and redemption rights and rights upon liquidation, dissolution or winding up of the Company, rank senior to all classes or series of shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), of the Company and to all other equity securities issued by the Company from time to time (together with the Common Stock, the “Junior Securities”). The term “equity securities” shall not include convertible debt securities outstanding on the Original Issue Date unless and until such securities are converted into equity securities of the Company. The Series C Preferred Stock shall rank junior to the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and the Company’s Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”).

3. FUNDAMENTAL CHANGE.

(a) If a Fundamental Change occurs at any time while the Series C is outstanding, (i) the holders of shares of Series C Preferred Stock then outstanding shall be immediately paid, out of the assets of the Company or the proceeds of such Fundamental Change, as applicable, and legally available for distribution to its stockholders, an amount in cash equal to the Stated Amount per share of Series C Preferred Stock plus any accrued but unpaid dividends (the “Fundamental Change Amount”); and (ii) no distributions or payments shall be made in respect of any Junior Securities unless all Fundamental Change Amounts, if any, are first paid in full.

(b) In the event that, upon any such Fundamental Change, that has been approved by the holders of the Series C Preferred Stock in accordance with Section 7(e), the legally available assets of the Company and proceeds of such Fundamental Change are insufficient to pay the full amount of the Fundamental Change Amount on all outstanding shares of Series C Preferred Stock, then the holders of the Series C Preferred Stock shall share ratably in any such distribution of assets in proportion to the full Fundamental Change Amount to which they would otherwise be respectively entitled.

(c) In furtherance of the foregoing, the Company shall take such actions as are necessary to give effect to the provisions of this Section 3 including, without limitation, (i) in the case of a Change in Control structured as a merger, consolidation or similar reorganization, causing the definitive agreement relating to such transaction to provide for a rate at which the shares of Series C Preferred Stock are converted into or exchanged for cash or (ii) in the case of a Change in Control structured as an asset sale or a transfer of Capital Stock of the Company, as promptly as practicable following such transaction, either dissolving the Company and distributing the assets of the Company in accordance with applicable law or redeeming all outstanding shares of Series C Preferred Stock and, in the case of both (i) and (ii), giving effect to the preferences and priorities set forth in this Section 3.

(d) Except as limited by Section 3(b), to the extent the full amount required to be paid to the holders of Series C Preferred Stock pursuant to Section 3(a) are not paid within sixty (60) days of a Fundamental Change, any such unpaid Fundamental Change Amount shall increase by ten percent (10%) each thirty (30) days thereafter (pro-rated for partial periods) until paid in full.

(e) After payment of the full amount of the Fundamental Change Amount (subject to limitation pursuant to Section 3(b)), the holders of Series C Preferred Stock will have no right or claim to any of the remaining assets of the Company.

Upon the Company’s provision of written notice as to the effective date of any Fundamental Change, accompanied by cash payment in the amount of the full Fundamental Change Amount to each record holder of the Series C Preferred Stock, the Series C Preferred Stock shall no longer be deemed outstanding shares of the Company and all rights of the holders of such shares will terminate. Such notice shall be given by first class mail, postage pre-paid, to each record holder of the Series C Preferred Stock at the respective mailing addresses of such holders as the same shall appear on the share transfer records of the Company.

4. DEFINITIONS.

(a) “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b) “Affiliated Entities” means, with respect to any Holder, means (i) any Affiliate of such Holder, and (ii) any fund that is administered or managed by such Holder, any Affiliate of such Holder or any entity or an Affiliate of an entity that administers or manages such Holder.

(c) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York, State of New York are authorized or required by law to remain closed.

(d) “Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity; provided that “Capital Stock” shall not include any indebtedness that is convertible or exchangeable for Capital Stock that is outstanding as of the Original Issue Date.

(e) A “Change in Control” shall be deemed to have occurred if any of the following occurs after the Original Issue Date:

(i) any “person” or “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”) is or becomes the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of shares of the Company’s voting stock representing 50% or more of the total voting power of all outstanding classes of the Company’s voting stock entitled to vote generally in elections of directors;

(ii) the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision, combination or change in par value and any recapitalization, reclassification or change of the Common Stock pursuant to a transaction described in Clause (B) below) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation, merger or similar transaction involving the Company pursuant to which the Common Stock will be converted into, or exchanged for, cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Subsidiaries; provided that a transaction described in clause (A) or (B) above pursuant to which the Persons that “beneficially owned,” directly or indirectly, the shares of the Company’s voting stock immediately prior to such transaction “beneficially own,” directly or indirectly, shares of voting stock representing at least a majority of the total voting power of all outstanding classes of voting stock of the surviving or transferee Person and such holders’ proportional voting power immediately after such transaction vis-à-vis each other with respect to the securities they receive in such transaction shall be in substantially the same proportions as their respective voting power vis-à-vis each other immediately prior to such transaction shall not constitute a “Change in Control”; or

(iii) the Board of Directors or holders of the Capital Stock of the Company approve any plan or proposal for the liquidation, dissolution or winding up of the Company; provided, however, that a Change in Control shall not be deemed to have occurred if at least ninety percent (90%) of the consideration received or to be received by the holders of the Common Stock in a transaction or transactions described under clause (ii) above, excluding cash payments for any fractional share and cash payments made pursuant to dissenters’ appraisal rights, consists of shares of common stock traded on The Nasdaq Capital Market (or any of their respective successors), or will be so traded immediately following such transaction. In addition, for purposes of this definition, a transaction or event described under both clause (i) and clause (ii) above (whether or not the exceptions in clause (ii) apply) shall be evaluated solely under clause (ii) of this definition of Change in Control. If any transaction in which the Common Stock is replaced by, converted into or exchanged for property consisting of common equity of another entity, following the effective date of the related transaction that would have been a Fundamental Change but for the proviso immediately following clause (iii)(C) of this definition, references to the Company in this definition shall instead be references to such other entity.

(f) “Dividend Rate” means five percent (5%) per annum. In the event that the Company’s market capitalization is $50,000,000 for greater than thirty (30) consecutive days, then the Dividend Rate shall increase to fifteen percent (15%) per annum.

(g) “Fundamental Change” means an event that shall be deemed to have occurred at the time after the date hereof when any of the following occurs:

(i) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its Subsidiaries and the Company’s and its Subsidiaries’ employee benefit plans, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Company’s Common Equity representing more than fifty percent (50%) of the voting power of all classes the Company’s equity securities entitled to vote generally in the election of the Company’s directors;

(ii) the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) pursuant to which the Common Stock would be converted into, or exchanged for, stock, other securities or other property or assets; (B) any share exchange, consolidation, merger or similar event involving the Company pursuant to which the Common Stock will be converted into, or exchanged for, cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Company’s Subsidiaries (any such share exchange, consolidation, merger, similar event, transaction or series of transactions being referred to for purposes of this clause (ii) as an “event”); provided that any such event described in clause (A) or (B) where the holders of all classes of the Company’s voting capital stock immediately prior to such event own, directly or indirectly, more than fifty percent (50%) of the Voting Stock of the continuing or surviving Person or transferee or the parent thereof immediately after such event and such holders’ proportional voting power immediately after such event vis-à-vis each other with respect to the securities they receive in such event will be in substantially the same proportions as their respective voting power vis-à-vis each other immediately prior to such event shall not constitute a Fundamental Change under this clause (ii);

(iii) the holders of the Common Stock approve any plan or proposal for the Company’s liquidation or dissolution; or

(iv) the Common Stock ceases to be listed, quoted, or admitted for trading on any Permitted Exchange, or the announcement by any Permitted Exchange on which the Common Stock is then listed or admitted for trading that the Common Stock will no longer be so listed or admitted for trading, unless the Common Stock has been accepted for listing or admitted for trading on another Permitted Exchange.

(h) “Original Issue Date” means May 22, 2017.

(i) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(j) “Permitted Exchange” means the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market; the New York Stock Exchange; the NYSE MKT, any level of the OTC Markets operated by OTC Markets Group, Inc. or the OTC Bulletin Board (or any successors to any of the foregoing).

(k) “Relevant Market” means, as of any day, The Nasdaq Capital Market or, if the Common Stock is not listed on The Nasdaq Capital Market on such day, the principal other U.S. national or regional securities exchange on which the Common Stock is then listed for trading.

(l) “Stated Value” means $10,000.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Effective Time.

(m) “Subsidiary” or “Subsidiaries” means any direct or indirect, controlled subsidiary of the Company, and, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

(n) “Termination of Trading” means the Common Stock (or other capital stock for which the Common Stock was exchanged) ceases to be listed or quoted on a Permitted Exchange, or the announcement by any Permitted Exchange on which the Common Stock (or such other common stock) is trading that the Common Stock (or such other common stock) has been delisted (or admission has been revoked) and will not be immediately relisted or readmitted for trading on any Permitted Exchange.

(o) “Trading Day” means any day on which the Common Stock is traded on the Relevant Market, or, if the Relevant Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the holders of at least seventy percent (70%) of the outstanding shares of Series C Preferred Stock; provided that if the Common Stock is not listed on a Relevant Market, “Trading Day” means a Business Day.

5. DIVIDENDS. From and after the Original Issue Date, each holder of a share of Series C Preferred Stock shall be entitled to receive dividends (the “Dividends”), which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash on the Stated Value of such share of Series C Preferred Stock at the Dividend Rate, which shall be cumulative and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year. Dividends on the Series C Preferred Stock shall commence accumulating on the Original Issue Date and shall be computed on the basis of a 360-day year, 30-day months. Dividends shall be payable quarterly on the following dates (each, a “Dividend Date”): (1) the first (1st) Dividend Date being October 1, 2017; (ii) the second (2nd) Dividend Date being January 1, 2018; (iii) the third (3rd) Dividend Date being April 1, 2018; and the forth (4th) Dividend Date being July 1, 2018. Thereafter the dividends shall be paid quarterly on January 1, April 1, July 1, and October 1 of each year. The Company shall pay the Dividends in cash.

6. REDEMPTION. The Series C Preferred Stock may be redeemed by the Company in cash at any time, in whole or in part, upon payment of the Stated Value per share of such redeemed Series C Preferred Stock, and all related accrued but unpaid dividends.

7. VOTING RIGHTS. The holders of the Series C Preferred Stock shall be entitled to vote on any matter submitted to the stockholders of the Company for a vote. One (1) share of Preferred Stock shall carry the same voting rights as one (1) share of Common Stock. The Company shall not (and shall not have the power to), by merger, consolidation, reclassification, amendment or otherwise without first obtaining the consent of the holders of at least seventy percent (70%) of the outstanding shares of Series C Preferred Stock, voting as a separate class, directly or indirectly, take or permit any of the following: (a) the authorization or issuance of any equity security senior to or on a parity with the Series C Preferred Stock with respect to payments on a Fundamental Change, payment of dividends, or redemption rights; (b) any amendment to the Company’s Charter or bylaws which effects the rights, preferences or privileges of the Series C Preferred Stock in a manner that is adverse and disproportionate to the effect of such amendment on the rights, preferences or privileges of the other authorized classes or series of capital stock of the Company or which increases the number of authorized or issued shares of Series C Preferred Stock; (c) any amendment to this Certificate of Designations which adversely affects the rights, preferences or privileges of the Series C Preferred Stock; or (d) reclassification of any Series C Preferred Stock, or (e) the consummation of any Fundamental Change unless each holder of Series C Preferred Stock receives in cash upon the occurrence of the Fundamental Change the amount provided for in Section 3(a), or (f) any issuance of shares of Series A Preferred Stock or Series B Preferred Stock after the Original Issue Date.

8. CONVERSION. The shares of Series C Preferred Stock are not convertible into or exchangeable for any other property or securities of the Company. In the event that the Series C Preferred Stock is amended to be convertible, then, the Series C Preferred Stock shall not be convertible into Common Stock unless, in accordance with Nasdaq Rule 5635(a) the Company receives shareholder approval to allow for such conversion into Common Stock of the Company.

9. TERM. The Series C Preferred shall be a perpetual preferred with no termination date.

10. LEGEND. In the event the Board determines that the shares of Series C Preferred Stock shall be certificated, the Company shall include on such certificates any legends that the Board determines to be necessary or appropriate.

11. DEFINITIONS. Capitalized terms used herein without definition shall have the same meanings given to such terms in the Charter.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations this  [__] day of [___], 2023.

Name:	Chia-Lin Simmons
Title:	Chief Executive Officer

Appendix F

FORM OF

LOGICMARK, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES F CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78.1955 OF THE
nevada revised statutes

LogicMark, Inc., a corporation organized and existing under the Nevada Revised Statutes (the “Corporation”) is authorized to issue 10,000,000 shares of blank check preferred stock, (i) 2,000 shares of which were designated as Series C Preferred Stock, all 2,000 shares of which are outstanding; and (ii) 1,333,333 shares of which were designated as Series F Preferred Stock, 173,333 shares of which are outstanding.

The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the articles of incorporation of the Corporation provide for a class of its authorized stock known as blank check preferred stock, consisting of 10,000,000 shares, $0.0001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 1,333,333 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors, pursuant to its authority as aforesaid, does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(e).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York, State of New York are authorized or required by law to remain closed; provided that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6(d)(iv).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(c).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Junior Stock” shall have the meaning set forth in Section 9.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 10(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Parity Stock” shall have the meaning set forth in Section 9.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Required Holders” shall have the meaning set forth in Section 9.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Preferred Stock” shall have the meaning set forth in Section 9.

“Share Delivery Date” shall have the meaning set forth in Section 6(d).

“Stated Value” shall have the meaning set forth in Section 2.

“Subsidiary” means any direct or indirect subsidiary of the Corporation as set and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date Original Issue Date.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Nevada Agency and Transfer Company, with an address at 50 West Liberty Street, Suite 880, Reno NV 89501, telephone number is (775) 322-0626, and any successor transfer agent of the Corporation.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series F Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 1,333,333 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $3.00 (the “Stated Value”). The Preferred Stock will initially be issued in a physical Preferred Stock certificate.

Section 3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, by issuing shares of Common Stock to Holders, dividends on shares of Preferred Stock, based on the Stated Value, at a rate of ten percent (10%) per annum, commencing on the Original Issue Date until the earlier of (i) the date that the Preferred Stock is converted to Common Stock or (ii) twelve (12) months after the Original Issue Date (the “Dividend Termination Date”). Such dividends shall accrue and be compounded daily on the basis of a 360-day day year and twelve (12) 30-day months and shall be paid either promptly after conversion of the Preferred Stock or on the Dividend Termination Date, if the Preferred Stock has not been converted prior to the Dividend Termination Date. No other dividends shall be paid on shares of Preferred Stock.

Section 4. Voting Rights. The Preferred Shares will vote with the shares of Common Stock, on an as-converted to Common Stock basis, with respect to all matters on which the holders of Common Stock are entitled to vote, subject to any applicable Beneficial Ownership Limitations. In addition, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the greater of the following amounts:

(a) the aggregate Stated Value of the Preferred Shares; or

(b) the amount the Holder would be entitled to receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

In addition, in the case of either (a) or (b) above, the Holders will be entitled to the payment of all accrued and unpaid dividends on the Preferred Stock and, in the event any of such dividends are payable in shares of Common Stock, the cash value of such shares of Common Stock upon Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than forty-five (45) days prior to the payment date stated therein, to each Holder.

Section 6. Conversion.

(a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time on or after the Original Issue Date, at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall also be paid any accrued and unpaid cash dividends and/or issued shares of Common Stock, if dividends are payable in shares of Common Stock, based on the applicable rate of conversion, at the same time the Conversion Shares are issued to the Holders. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled, shall resume the status of authorized but unissued shares of preferred stock and shall not be reissued as Series F Convertible Preferred Stock.

(b) Reserved.

(c) Conversion Price. The conversion price for the Preferred Stock shall equal $0.60 (the “Conversion Price”), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date as set forth in Section 7 hereof. In addition to any other adjustments described in this Section 6(c), the Conversion Price shall be subject to adjustment (individually, a “Conversion Price Reset” and the “Conversion Price Resets”) as follows: (i) upon the Commission declaring effective the Resale Registration Statement (the “Resale Registration Statement”) referred to in that certain Securities Purchase Agreement, dated at or about the date hereof between the Corporation and the initial Holders of the Preferred Stock, the Conversion Price shall be equal to 90% of the average VWAPs reported on the Nasdaq Stock Market LLC for the five consecutive Trading Dates after the effective date of the Resale Registration Statement (the “Conversion Price Reset Calculation Period”) if 90% of the average VWAPs for the Conversion Price Reset Calculation Period is lower than the Conversion Price in effect at the time of the effective date of the Resale Registration Statement; and (ii) upon the closing of the Company’s next follow on public offering (the “Public Offering”) the Conversion Price shall be reset to be the public offering price of the Common Stock in the Public Offering if such public offering price is lower than the Conversion Price in effect at the time of the closing of the Public Offering. If any Holder converts shares of the Preferred Stock during the Conversion Price Reset Calculation Period and there is a Conversion Price Reset then the number of shares of Common Stock to be issued to such Holder for any conversions during the Conversion Price Reset Calculation Period and thereafter shall be based upon the newly reset price and the Holders will be promptly issued additional shares of Common Stock for Conversions made during the Conversion Price Reset Calculation Period and prior to a Conversion Price Reset as if such Conversions were made at such lower Conversion Price. The Conversion Price shall be rounded down to the nearest $0.01, and the Conversion Price shall in no event lower than $0.375.

(d) Mechanics of Conversion.

(i) Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) Conversion Shares which shall be free of restrictive legends and trading restrictions representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, and (B) a bank check in the amount of accrued and unpaid cash dividends, if any, or additional shares of Common Stock if any accrued and unpaid dividends are payable in shares of Common Stock. On any date of delivery of Conversion Shares, the Corporation shall use its best efforts to deliver the Conversion Shares required to be delivered by the Corporation and any additional shares of Common Stock in payment of accrued and unpaid dividends, as applicable under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion or on the date of a mandatory conversion, as applicable. Notwithstanding the foregoing, with respect to any Notice(s) of Conversion delivered by 9:00 a.m. (New York City time) on the Original Issue Date, the Corporation agrees to deliver the Conversion Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Original Issue Date, and the Original Issue Date being deemed the “Share Delivery Date” with respect to any such Notice(s) of Conversion. Notwithstanding the foregoing, if the Company receives a Notice of Conversion during any Conversion Price Reset Calculation Period, the Company shall deliver the number of shares of Common Stock based on the Conversion Price set forth in the applicable Notice of Conversion. Upon the completion of the Conversion Price Reset Calculation Period, the Corporation, if and as applicable, shall true up the number of shares of Common Stock due the Holder based on the determination of the Conversion Price Reset and promptly deliver such additional shares of Common Stock to the Holder.

(ii) Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

(iii) Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iv) Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

(v) Reservation of Shares Issuable Upon Conversion and Payment of Dividends in Shares of Common Stock. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and the payment of any and all dividends payable to the Holders in shares of Common Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

(vi) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock or the payment of dividends in Common Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion or any shares of Common Stock issuable upon the payment of dividends in shares of Common Stock, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

(vii) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock and the issuance of Dividend Shares, shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares or Dividend Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares or Dividend Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares or Dividend Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares and/or any Dividend Shares.

(e) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(e) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any shares of Preferred Stock, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(e) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(e) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein.

(e) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(f) Notice to the Holders.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each record Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each record Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Redemption.

(a) Generally. The Preferred Stock is perpetual and has no maturity date. Provided that no shares of the Corporation’s Series C Preferred Stock are outstanding, the Corporation may, at its option, at any time on or after the fifth anniversary of the Original Issue Date (the “Redemption Date”), if all of the shares of Preferred Stock have not been converted to shares of Common Stock prior to the Redemption Date, redeem the outstanding shares of Preferred Stock, in whole or in part, at any time after the Redemption Date, at a cash redemption price per share of Preferred Stock equal to the Stated Value (the “Redemption Price”). In the event that the Common Stock ceases to trade on a national exchange for twenty consecutive Trading Days, if at least a majority of the Holders so elect, they may present the Corporation with a notice of Redemption. The Redemption Price for any shares of Preferred Stock shall be payable to the Holder of such shares of Preferred Stock against surrender of the certificate(s) evidencing such shares, if any, to the Corporation or its agent, if the shares of the Preferred are issued in certificated form.

(b) No Sinking Fund. The Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. In the event of a request for a Redemption by the Holders for which the Corporation is unable to fund, the Corporation and the Holders agree to negotiate in good faith toward a mutually satisfactory, acceptable resolution.

(c) Notice of Redemption. Notice of every redemption of shares of Preferred Stock shall be given to the Holders in the manner provided for notices in Section 10(a) hereafter. Such mailing shall be at least thirty (30) days and not more than sixty (60) days before the date fixed for redemption. Any notice sent as provided in this subsection shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Preferred Stock. Notwithstanding the foregoing, if the Preferred Stock are issued in book-entry form through DTC or any other similar facility, DTC or such other facility will provide notice of redemption by any authorized method to Holders of record of the applicable shares of Preferred Stock not less than thirty (30), nor more than sixty (60) days prior to the date fixed for redemption of the shares of Preferred Stock. Each notice of redemption given to a Holder shall state: (1) the redemption date; (2) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such Holder are to be redeemed, the number of such shares of Preferred Stock to be redeemed from such Holder; (3) the Redemption Price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price. Any Notice of Redemption provided by the Holders shall provide the Corporation with no less than thirty (30) days’ notice of their Redemption request.

(d) Partial Redemption. In case of any redemption of only part of the shares of Preferred Stock at the time outstanding, the shares of Preferred Stock to be redeemed shall be redeemed, by the Corporation, pro rata from the Holders of record of the shares of Preferred Stock in proportion to the number of shares of Preferred Stock held by such Holders. Subject to the provisions hereof, the Board of Directors shall have full power and authority to prescribe the terms and conditions on which shares of Preferred Stock shall be redeemed from time to time. If the Corporation shall have issued certificates for the Preferred Stock and fewer than all shares represented by any certificates are redeemed, new certificates shall be issued representing the unredeemed shares of Preferred Stock without charge to the Holders thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation in the case that the shares of Preferred Stock are issued in certificated form, on and after the redemption date all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest.

(f) Other. The Corporation’s obligations under this Section 8 and the Holders rights herein are in all cases subject to the rights of the holders of any senior class of equity.

Section 9. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Stock (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below), all shares of Common Stock and all shares of capital stock of the Corporation authorized or designated after the date of the designation of the Preferred Stock shall be junior in rank to the Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (such junior stock is referred to herein collectively as “Junior Stock”). Without limiting any other provision of this Certificate of Designation, without the prior express consent of the Required Holders, voting separate as a single class, the Corporation shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the “Senior Preferred Stock”) or (ii) of pari passu rank to the Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the “Parity Stock”).

Section 10. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders or the Corporation hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to (i) the Corporation at the address set forth above Attention: Chia-Lin Simmons, Chief Executive Officer, email address chialin@nxt-id.com or such other email address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8 or (ii) the applicable Holder at the most current address for such Holder, in the Corporation’s records, or such other email address or address as such Holder may specify for such purposes by notice to the Corporation delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation or the Holders hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service addressed to each record Holder or at the email address or address of such Holder appearing on the books of the Corporation or to the Corporation at the address set forth above. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address set forth in this Section 8 prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed

(c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

(f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law

(g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series F Convertible Preferred Stock.

RESOLVED, FURTHER, that the Chief Executive Officer of the Corporation be hereby is authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this            [__] day of [___], 2023.

Name:	Chia-Lin Simmons
Title:	Chief Executive Officer

EXECUTION VERSION

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series F Convertible Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), LogicMark, Inc., a Nevada corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

[HOLDER]

By:
Name:
Title:

Appendix G

FORM OF

BYLAWS

OF

logicmark, inc.,
a Nevada Corporation

ARTICLE I

CORPORATE OFFICES

Section 1.1 Principal Office. The principal office of LogicMark, Inc., a Nevada corporation (the “Corporation”), shall be at such location within or without the State of Nevada as may be determined from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2 Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The Corporation’s resident agent and such agent’s address in the State of Nevada shall be as determined by the Board of Directors from time to time.

Article II
Stockholders

Section 2.1 Annual Meetings. The annual meeting of the stockholders of the Corporation will be held wholly or partially by means of remote communication or at such place, within or without the State of Nevada, on such date and at such time as may be determined by the Board of Directors, the Corporation’s President, Chief Executive Officer or Chief Financial Officer, or the chairman of the Board of Directors (the “Chairman”) and as will be designated in the notice of said meeting. The Board of Directors may, in its sole discretion, determine that a meeting will not be held at any place, but may instead be held solely by means of remote communication in accordance with Nevada Revised Statutes of the State of Nevada (“NRS”) 78.320(4) and any applicable part of NRS Chapter 78 (the “ACT”). The Board of Directors, the Corporation’s President, Chief Executive Officer or Chief Financial Officer, or the Chairman may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders of the Corporation (“stockholders”). At each annual meeting of the stockholders, the stockholders will elect the directors from the nominees for director, to succeed those directors whose terms expire at such meeting and will transact such other business, in each case as may be properly brought before the meeting in accordance with these Bylaws, the NRS and applicable rules and regulations.

Section 2.2 Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by applicable law or by the articles of incorporation of the Corporation, as may be amended, restated, modified or supplemented in the future from time to time (the “Articles of Incorporation”), may only be held wholly or partially by means of remote communication or at any place, within or without the State of Nevada, and may only be called by the Board of Directors, the Corporation’s President, Chief Executive Officer or Chief Financial Officer, or the Chairman. Business transacted at any special meeting of stockholders will be limited to matters relating to the purpose or purposes stated in the notice of meeting. Those persons with the power to call a special meeting in accordance with this Section 2.2 of this Article II also have the power and authority to postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

Section 2.3 Notice and Purpose of Meetings. Except as otherwise provided by applicable law, the Articles of Incorporation or these bylaws of the Corporation, as may be amended, restated, modified or supplemented in the future from time to time (“Bylaws”), written or printed notice of the meeting of the stockholders stating the place, day and hour of the meeting and, in case of a special meeting, stating the purpose or purposes for which the meeting is called, and in case of a meeting held by remote communication stating such means, will be delivered not less than ten nor more than 60 calendar days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice will be effective if given by a form of electronic transmission consented to (in a manner consistent with the ACT) by the stockholder to whom the notice is given. If notice is given by mail, such notice will be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice will be deemed given at the time specified in NRS 78.370.

Section 2.4 Adjournments. Any meeting of stockholders, whether an annual or special meeting, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.5 Quorum. Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of the Corporation’s own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.6 Organization. Meetings of stockholders shall be presided over by the Chairman, if any, or in such person’s absence by the Vice Chairman of the Board of Directors, if any, or in such person’s absence by the Corporation’s President or Chief Executive Officer, or in such person’s absence by the Corporation’s Chief Financial Officer or a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at such a meeting, The Secretary of the Corporation (the “Secretary”) shall act as secretary of such meeting, but in such person’s absence the chairman of such meeting may appoint any person to act as secretary of such meeting. The chairman of a meeting of stockholders shall announce at such meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

Section 2.7 Voting; Proxies. Except as otherwise provided by the Articles of Incorporation, or in any effective certificate of designation of preferred stock of the Corporation filed by the Corporation with the Secretary of State of the State of Nevada, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such holder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such holder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by applicable law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect such directors. All other matters or questions shall, unless otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, be decided by the majority of all of the votes cast by the holders of shares of stock entitled to vote thereon.

Section 2.8 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by applicable law not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day an which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by applicable law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholder for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.10 Action By Written Consent of Stockholders. Unless otherwise restricted by the Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of minutes of stockholders are recorded.

Section 2.11 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (v) limitations on the time allowed to questions or comments by participants.

Section 2.12 Meetings Through Electronic Communications. Unless otherwise required by applicable law or the Articles of Incorporation, stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.12 constitutes presence in person at the meeting.

Article III
Board of Directors

Section 3.1 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors of the Corporation need not be stockholders.

Section 3.2 Election; Resignation; Removal; Vacancies. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors, each of whom shall hold office for a term ending on the date of the next annual meeting of the stockholders (or special meeting of stockholders called and held for such a purpose) following such director’s appointment or election to the Board of Directors, or until such director’s successor is duly elected and qualified. Any director may resign at any time upon written notice to the Corporation. Any newly created directorship or any vacancy occurring in the Board of Directors may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office (as set forth in this Section 3.2) of the director whom such director has replaced or until such director’s successor is duly elected and qualified.

Section 3.3 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

Section 3.4 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the President, Chief Executive Officer, Chief Financial Officer, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

Section 3.5 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.5 shall constitute presence in person at such meeting. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a member of the Board of Directors and (b) provide each such member a reasonable opportunity to participate in the meeting and to vote on matters at a meeting of the Board of Directors, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

Section 3.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Articles of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.7 Organization. Meetings of the Board of Directors shall be presided over by the Chairman, if any, or in such person’s absence by the Vice Chairman of the Board of Directors, if any, or in such person’s absence by the President or Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of such a meeting, but in such person’s absence the chairman of such meeting may appoint any person to act as secretary of such meeting.

Section 3.8 Informal Action by Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

Article IV
Committees

Section 4.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal, if any, of the Corporation to be affixed to all papers which may require it.

Section 4.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

Article V
Officers

Section 5.1 Executive Officers; Election; Qualifications; Term of Office: Resignation; Removal; Vacancies. The Board of Directors shall elect a President, Treasurer and Secretary, and it may, if it so determines, choose a Chairman and a Vice Chairman of the Board of Directors from among its members. The Board of Directors may also choose a Chief Executive Officer, Chief Financial Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, or such other officers as the Board of Directors shall determine. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding such person’s election, and until such person’s successor is elected and qualified or until such person’s earlier resignation or removal. Any such officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any such officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices of the Corporation may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting of the Board of Directors.

Section 5.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent, or employee of the Corporation to give security for the faithful performance of such person’s duties.

Article VI
Stock

Section 6.1 Shares of Stock. The shares of capital stock of the Corporation shall be represented by a certificate or may be uncertificated, as determined from time to time by the Board of Directors without stockholder approval. Notwithstanding the adoption of uncertificated shares of capital stock of the Corporation, every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman, the Chief Executive Officer or the President, and (b) the Chief Financial Officer, Treasurer or the Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 6.2 Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 6.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made only on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.5 Regulations. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with applicable law or these Bylaws, concerning the issue, transfer and registration of certificates for shares or uncertificated shares of the stock of the Corporation.

Section 6.6 Dividend Record Date. Subject to compliance with NRS 78.288 and 78.300, and the Articles of Incorporation and any effective certificate of designation of preferred stock of the Corporation, in order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days’ prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.7 Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by applicable law.

Section 6.8 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

Section 6.9 Consideration for Shares. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including, without limitation, cash, services performed or other securities of the Corporation. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such shares shall be fully paid and non-assessable (if non-assessable stock) and the stockholders shall not be liable to the Corporation or to its creditors in respect thereof.

Section 6.10 Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the NRS and the provisions of the Articles of Incorporation and any effective certificate of designation of preferred stock of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 3.8 hereof), and may be paid in cash or in property other than shares. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Article VII
Miscellaneous

Section 7.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 7.2 Seal. The Corporation may, but is not required to, adopt a corporate seal. Any such seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual, regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 7.4 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contact or transaction, or solely because such person or persons votes are counted for such purpose, if: (1) the material facts as to such person’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to such person’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 7.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

Section 7.6 Amendment of Bylaws. These Bylaws may be altered or repealed and new Bylaws made, by the Board of Directors, but the stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.

Dated: ______, 2023

______________________

Secretary

Appendix H1

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

LOGICMARK, INC.

LogicMark, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is LogicMark, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Charter”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on February 28, 2022.

THIRD: A new Article 4(c) is added to the Charter to provide in its entirety as follows:

“b) Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one share of New Common Stock for each _____ shares of Old Common Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article 4.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares of New Common Stock as is reflected on the face of such certificates for the Old Common Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this     day of        , 202  .

LOGICMARK, INC.

By:
Name:	Chia-Lin Simmons
Title:	Chief Executive Officer

H1-1

Appendix H2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

LogicMark, Inc.

Entity or Nevada Business Identification Number (NVID):

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

H2-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Section 2(e) is added to Article IV as set forth on Exhibit A. (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

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EXHIBIT A

Additional Articles of Incorporation

of LogicMark, Inc.

ARTICLE IV

Section 2. (e)

Upon the effectiveness of the Certificate of Amendment to the Articles of Incorporation (the “Effective Time”), each [●] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will automatically and without any action on the part of the respective holders thereof be combined, reclassified and changed into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation (the “New Common Stock”). To the extent any holders of Old Common Stock are entitled to fractional shares of New Common Stock, the Corporation shall issue an additional share to all holders of fractional shares of New Common Stock. The combination and conversion of the Old Common Stock shall be referred to as the “Reverse Stock Split.”

The Corporation shall not be obligated to issue certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Stock Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Stock Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, subject to any adjustment for fractional shares of New Common Stock to which such holder may be entitled as set forth above.”

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Appendix I1

FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK OF

LOGICMARK, INC.

The undersigned, Chia-Lin Simmons, the Chief Executive Officer of LogicMark, Inc. (the “Corporation”), pursuant to the provisions of the General Corporation Law of the State of Delaware (the “Law”), does hereby certify and set forth as follows:

First: The date on which the Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock of the Corporation (the “Certificate of Designations”) was originally filed with the Secretary of State of the State of Delaware was May 23, 2017.

Second: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Section 242 of the Law and pursuant to the authority vested in the Board by the affirmative vote of a majority of the shares of the Corporation’s common stock, par value $0.0001 per share, Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”) on an as-converted to Common Stock basis, in the aggregate, outstanding and entitled to vote on the matter, adopted resolutions amending the Certificate of Designations (the “Certificate of Amendment”) as provided below.

Third: Section 13 of the Certificate of Designations has been added to read as follows:

13. REVERSE STOCK SPLIT. Upon the filing of this certificate of amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Series C Preferred Stock outstanding immediately prior to the Effective Time (the “Old Series C Preferred Stock”) shall be combined and converted into one (1) share of Series C Preferred Stock (the “New Series C Preferred Stock”) based on a ratio of one share of New Series C Preferred Stock for each _____ shares of Old Series C Preferred Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Series C Preferred Stock shall not affect the total number of shares of authorized preferred stock, par value $0.0001 per share, that the Company has designated as Series C Preferred Stock, which shall remain as set forth under Section 1.

The Reverse Split shall occur without any further action on the part of the Company or the holders of shares of New Series C Preferred Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Series C Preferred Stock shall be deliverable upon the Reverse Split, all of which shares of New Series C Preferred Stock shall be rounded up to the nearest whole number of such shares. All references to “Series C Preferred Stock” in these Articles shall be to the New Series C Preferred Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Series C Preferred Stock shall, after the Effective Time, represent a number of shares of New Series C Preferred Stock as is reflected on the face of such certificates for the Old Series C Preferred Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Company shall not be obligated to issue new certificates evidencing the shares of New Series C Preferred Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Company or its transfer agent, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.”

Fourth: Section 4(l) of the Certificate of Designations, which sets forth the stated value of the Series C Preferred Stock shall be amended and restated in its entirety to adjust the stated value, as a result of the one-for-_____ reverse split of the Series C Preferred Stock, to read as follows:

(l) “Stated Value” means $______.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, combinations, subdivisions or other similar events occurring after the Effective Time.

Fifth: All other provisions of the Certificate of Designations shall remain in full force and effect.

Sixth: This amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the Law.

Seventh: This Certificate of Amendment shall be effective as of 5:30 P.M. New York time on the date written below.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Designations to be signed by the undersigned, a duly authorized officer of the Corporation, and the undersigned has executed this Certificate of Amendment and affirms the foregoing as true and under penalty of perjury this    day of        , 202  .

LOGICMARK, INC.

By:
Name:	Chia-Lin Simmons
Title:	Chief Executive Officer

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Appendix I2

FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK OF

LOGICMARK, INC.

The undersigned, Chia-Lin Simmons, the Chief Executive Officer of LogicMark, Inc. (the “Corporation”), pursuant to the provisions of the Nevada Revised Statutes (the “Law”), does hereby certify and set forth as follows:

First: The date on which the Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock of the Corporation (the “Certificate of Designations”) was originally filed with the Secretary of State of the State of Nevada was [ ].

Second: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Section 78.390 of the Law and pursuant to the authority vested in the Board by the affirmative vote of a majority of the shares of the Corporation’s common stock, par value $0.0001 per share, Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”) on an as-converted to Common Stock basis, in the aggregate, outstanding and entitled to vote on the matter, adopted resolutions amending the Certificate of Designations (the “Certificate of Amendment”) as provided below.

Third: Section 12 of the Certificate of Designations has been added to read as follows:

12. REVERSE STOCK SPLIT. Upon the filing of this certificate of amendment with the Secretary of State of the State of Nevada (the “Effective Time”), each ________ outstanding shares of Series C Preferred Stock outstanding immediately prior to the Effective Time (the “Old Series C Preferred Stock”) shall be combined and converted into one (1) share of Series C Preferred Stock (the “New Series C Preferred Stock”) based on a ratio of one share of New Series C Preferred Stock for each _____ shares of Old Series C Preferred Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Series C Preferred Stock shall not affect the total number of shares of authorized preferred stock, par value $0.0001 per share, that the Company has designated as Series C Preferred Stock, which shall remain as set forth under Section 1.

The Reverse Split shall occur without any further action on the part of the Company or the holders of shares of New Series C Preferred Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Series C Preferred Stock shall be deliverable upon the Reverse Split, all of which shares of New Series C Preferred Stock shall be rounded up to the nearest whole number of such shares. All references to “Series C Preferred Stock” in these Articles shall be to the New Series C Preferred Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Series C Preferred Stock shall, after the Effective Time, represent a number of shares of New Series C Preferred Stock as is reflected on the face of such certificates for the Old Series C Preferred Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Company shall not be obligated to issue new certificates evidencing the shares of New Series C Preferred Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Company or its transfer agent, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.”

Fourth: Section 4(l) of the Certificate of Designations, which sets forth the stated value of the Series C Preferred Stock shall be amended and restated in its entirety to adjust the stated value, as a result of the one-for-_____ reverse split of the Series C Preferred Stock, to read as follows:

(l) “Stated Value” means $______.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, combinations, subdivisions or other similar events occurring after the Effective Time.

Fifth: All other provisions of the Certificate of Designations shall remain in full force and effect.

Sixth: This amendment was duly adopted in accordance with the provisions of Section 78.390 of the Law.

Seventh: This Certificate of Amendment shall be effective as of 5:30 P.M. New York time on the date written below.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Designations to be signed by the undersigned, a duly authorized officer of the Corporation, and the undersigned has executed this Certificate of Amendment and affirms the foregoing as true and under penalty of perjury this    day of        , 202  .

LOGICMARK, INC.

By:
Name:	Chia-Lin Simmons
Title:	Chief Executive Officer

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LOGICMARK, INC.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders – February 28, 2023

Proxy Code: 1011	Security Code:

▼          DETACH PROXY CARD HERE TO VOTE BY MAIL          ▼

(1)	To approve a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(2)	To approve the adoption of the Company’s 2023 Stock Incentive Plan.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(3)	To approve the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(4)	To approve a proposal to authorize the Board to amend the Charter to effect the Common Stock Reverse Stock Split.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(5)	To approve a proposal to authorize the Board to amend the Charter by amending the Certificate of Designations of Series C Preferred Stock to (i) effect the Series C Preferred Reverse Stock Split by the same ratio that the Board selects for the Common Stock Reverse Stock Split described in Proposal No. 4 and (ii) proportionally increase the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Preferred Reverse Stock Split.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address in the space below. ☐

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ENCLOSED PROXY.

LOGICMARK, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

FEBRUARY 28, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking all prior proxies, the undersigned, a stockholder of LogicMark, Inc. (the “Company”), hereby appoints Chia-Lin Simmons as attorney-in-fact and agent of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and Series F Convertible Preferred Stock (voting on an as-converted to Common Stock basis), par value $0.0001 per share, in the aggregate, owned by the undersigned at the Special Meeting of Stockholders of the Company to be held on February 28, 2023, at the offices of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019, at 1:00 p.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or her substitute may lawfully do in place of the undersigned as indicated on the reverse side. If no other indication is made on the reverse side of this form, the proxy will vote for Proposals No. 1, 2, 3, 4 and 5, and in her discretion, upon such other business as properly comes before the Special Meeting. Notwithstanding the foregoing or anything to the contrary contained herein, due to ongoing public health concerns relating to the COVID-19 pandemic and for the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR ALL OF THE PROPOSALS ON THE REVERSE SIDE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS ON FEBRUARY 28, 2023 AT 1:00 P.M. (EASTERN TIME) AT THE OFFICES OF SULLIVAN & WORCESTER LLP AT 1633 BROADWAY, 32ND FLOOR, NEW YORK, NY 10019. ☐

To change the address on your account, please check the box at right and indicate your new address in the space below. ☐

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to https://stocktransfersolo.com/Vote
and log-on using the Proxy Code and Security Code number set forth on the reverse side.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Special Meeting to be held on February 28, 2023 at 1:00 p.m. Eastern Time.

(Continued and to be signed on Reverse Side)